UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-06199

Brown Capital Management Mutual Funds
(Exact name of registrant as specified in charter)

1201 N. Calvert Street, Baltimore, Maryland 21202
(Address of principal executive offices) (Zip code)

Capitol Services, Inc.
1675 S. State Street, Suite B, Dover, Delaware 19901
(Name and address of agent for service)

With a copy to:
John H. Lively
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM
 11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

Registrant’s telephone number, including area code: 410.837.3234

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

Item 1. REPORTS TO STOCKHOLDERS.

B R O W N C A P I T A L M A N A G E M E N T
BROWN CAPITAL MANAGEMENT

A N N U A L R E P O R T

March 31, 2013

Table of Contents

Fund Expenses	1

The Brown Capital Management Small Company Fund	2
Management Discussion of Fund Performance	2
Schedule of Investments	7

The Brown Capital Management International Equity Fund	9
Management Discussion of Fund Performance	9
Schedule of Investments	14

The Brown Capital Management Mid-Cap Fund	17
Management Discussion of Fund Performance	17
Schedule of Investments	22

Statements of Assets and Liabilities	24

Statements of Operations	25

Statements of Changes in Net Assets	26

Financial Highlights	28

Notes to Financial Statements	33

Report of Independent Registered Public Accounting Firm	40

Additional Information	41

Trustees and Officers	44

The Brown Capital Management Mutual Funds
Fund Expenses	March 31, 2013 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds by comparing these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

				Expenses
				Paid During
	Beginning	Ending		Period
	Account Value	Account Value	Expense	October 1, 2012 to
	October 1, 2012	March 31, 2013	Ratio(a)	March 31, 2013(b)

Small Company Fund
Investor
Actual	$1,000.00	$1,173.40	1.27%	$6.88
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	1.27%	$6.39
Institutional
Actual	$1,000.00	$1,174.50	1.07%	$5.80
Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	1.07%	$5.39

International Equity Fund
Investor
Actual	$1,000.00	$1,149.10	2.00%	$10.72
Hypothetical (5% return before expenses)	$1,000.00	$1,014.96	2.00%	$10.05

Mid-Cap Fund
Investor
Actual	$1,000.00	$1,116.00	1.15%	$6.07
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	1.15%	$5.79
Institutional
Actual	$1,000.00	$1,117.30	0.90%	$4.75
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	0.90%	$4.53

(a)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(b)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), divided by 365.

Annual Report | March 31, 2013	1

The Brown Capital Management Small Company Fund
Management Discussion of Fund Performance	March 31, 2013 (Unaudited)

Performance

As displayed in the table that follows this commentary, your Fund outpaced the broad market index as measured by the S&P 500® and the stylized small cap growth index, the Russell 2000® Growth Index, for the fiscal year ending March 31, 2013. When compared to its peers in the Morningstar Small Growth Category, the Fund’s results over the same time period place it in the fourth percentile (727 peers). While favorable annual outcomes are the preference of many, your investment program focuses on a three to five year evaluation horizon. As seen in the table, your Fund outpaced the S&P 500®, Russell 2000® Growth and the Morningstar Small Growth Category over these longer and, in our view, more significant periods given the benefits associated with true long-term investing. While we believe these outcomes reflect our commitment to a time-tested investment program, we do not provide these insights to be boastful. History suggests that lengthy periods of noteworthy returns may regress over time. As evidenced by strong cash flows since the Fund was reopened to new investors in September 2012, there are likely many shareholders familiar only with the Fund’s favorable performance record. We share an opposing perspective as evidence that volatility of returns is a byproduct of this long-term oriented, benchmark agnostic investment program. While recent mentions in the Wall Street Journal, New York Times and Bloomberg Markets Magazine are good for visibility, they do not necessarily tell the entire story.

Peer Group Rankings above reflect performance when compared to similarly managed funds as defined by rating agency, Morningstar. In this ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile). Actual numerical peer rankings unavailable via Morningstar only percentile outcomes.

S&P 500® – The S&P 500® is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. You cannot invest directly into an index.

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher forecasted growth values. You cannot invest directly into an index.

Morningstar Small Growth Category – Small-growth portfolios focus on faster-growing companies whose shares are at the lower end of the market-capitalization range. These portfolios tend to favor companies up-and-coming industries or young firms in their early growth stages. Because these businesses are fast-growing and often richly valued, their stocks tend to be volatile. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small-cap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value and cash flow) and high valuations (high price ratios and low dividend yields).

Investment Philosophy and Process

Overview

Today, many may know Brown Capital Management for its Small Company Fund, but in this year where the firm celebrates its 30th anniversary, sharing some history seems appropriate. Founded as a Large/Mid cap investment manager (long before style analysis) in 1983 the firm’s founder, Eddie Brown, who remains the CEO and Chairman, helped pioneer and popularize Growth at a Reasonable Price investing, better known by the acronym GARP. While attention was often paid to the novel use of valuation metrics (Reasonable Price) in the analysis of growth investments, often lost were the fundamental strengths of the growth companies under consideration. Eddie built an understanding of growth investing during his ten year tenure at T. Rowe Price. Some may remember that Thomas Rowe Price, the company’s namesake, is considered the father of growth stock investing. That influence was strong and Eddie left T. Rowe Price appreciating the essence of exceptional growth companies. That understanding was evident when, occasionally, a small company with a very bright future found its way into the Large/Mid portfolio (we did say that this preceded style analysis). With the additions of Keith Lee, now President of Brown Capital Management, and Bob Hall, a former colleague of Eddie’s at T. Rowe Price, in the early 1990s the Small Company Team was launched, as was a definitive focus on exceptional growth companies.

This concept is the foundation behind the launch of other offerings as Brown Capital Management now oversees seven investment strategies, we call them Services: Large Cap, Mid Cap, Small Company, Concentrated Domestic All-Cap, International Equity, Global and International Small Company. Three of these Services include a mutual fund structure: Mid Cap, Small Company and International Equity Funds, each is distributed by ALPS Distributors Inc. which is not affiliated with other Services offered by Brown Capital Management. All offerings are managed with a unified set of beliefs:

•
Exceptional Companies – we believe that a sustained commitment to a portfolio of exceptional companies will, over time generate attractive returns. Exceptional companies save time, lives, money and headaches or provide an exceptional value to customers.

•
Benchmark Agnostic – experience taught us that benchmark awareness is a potential distraction and threat to performance. Decisions in relation to a benchmark can invariably lead to mimicking the benchmark which may lead to mediocre returns. We believe in managing risk through portfolio diversification, but most importantly, thorough in depth analysis at the company level.

•	Growth at a Reasonable Price – we want to invest in exceptional growth companies - but not at any price.

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The Brown Capital Management Small Company Fund
Management Discussion of Fund Performance	March 31, 2013 (Unaudited)

These beliefs define and integrate all of our investment capabilities. Collectively, they provide the foundation for a cohesive firm culture and unified approach to investing. While teams utilize tools and techniques best suited for the asset class where their Service resides, each team is attentive to the aforementioned beliefs. The result, a unique pipeline of well-researched investment ideas across the entire domestic capitalization spectrum and overseas.

Small Company Investing

The Brown Capital Management Small Company Team’s investment philosophy is driven by a growth approach to investing that seeks to identify exceptional small companies that have the wherewithal to become exceptional large companies. The goal is to identify publicly-traded companies early in their corporate life cycle (with operating revenue of $250 million or less at the time of initial investment) that can produce exceptional long-term returns. Achieving that outcome, demands an in-depth understanding of each company in the portfolio and the characteristics driving its “exceptionalness.” Companies are invested in a benchmark agnostic manner, meaning the benchmark is not considered when developing the portfolio, only the merits of the underlying companies. As a result, team members must demonstrate an extraordinary level of patience and tolerance in their efforts to determine if the company will meet their expectations over the three to five year evaluation horizon.

We believe the strategy’s greatest strength is a time-tested investment philosophy and process that features company selection over a full market cycle (3-5 years). Combined with the portfolio management team’s average industry experience, over 22 years, the approach favors patient investors seeking long-term results that realize meaningful rewards may come from incurring risk associated with the earlier stage investment.

The research process of your Fund’s team typically begins with an investment candidate originating from any number of sources including, but not limited to: personal reading (financial and non-financial) of the portfolio managers/analysts, observation and analysis of business and consumer trends, broker-sponsored investment conferences, and the occasional utilization of screening models.

First, a small company must meet the initial investment criteria of having no more than $250 million in revenue, and having a product or service which your team believes saves time, lives, money or headaches (or in the consumer related area, has a strong product concept and a good value proposition). The second step requires a thorough review, analysis and evaluation of company financial and non-financial information, and conducting an industry analysis with an emphasis on competitive forces and standings. The analytical process includes a detailed quantitative analysis of financial information as well as qualitative review of the company. The quantitative analysis involves construction of independent balance sheet, income statement and statement of cash flows, and incorporating this information into our proprietary asset utilization model. The qualitative review includes your team’s assessment of the durability of revenue growth, defensibility of market presence, deliverability of the growth plan and profitability to fuel and sustain earnings growth. As investment managers, all the conventional bases are “covered,” but what distinguishes Brown Capital Management from many others is the firm’s attention to unconventional analysis, which is particularly important in the practice of patience and tolerance. When fundamentals change adversely, positions are sold out of the portfolio.

Your Fund also experiences very low turnover relative to its peer group, Morningstar’s Small Growth Category. Over the past fiscal year, your Fund’s turnover was 15% versus 88% among the average peer. Some view this as complacency or a “buy and hold” in the industry’s parlance. We strongly disagree. Your Small Company Team dedicates significant time to not only performing the analysis detailed above, but the monitoring of each company in the portfolio. They do not make decisions based on quarterly earnings or on stock price movement because it is typical to find that company progress and stock price are not necessarily correlated. Time is dedicated to understanding companies, how they evolve and how those changes affect the original investment thesis. We believe that, in our case, high turnover is mitigated by the fact that we know what we are looking for.

Portfolio Review

Interestingly, turnover in your Fund was decreased over the past fiscal year despite six acquisitions: Peet’s Coffee, Gen-Probe, Kensey Nash, Medicis, Human Genome Sciences and IRIS International. While your team does not purchase any company with the intent it will be acquired, the frequency of this occurrence, over many years, suggests the criteria used to evaluate exceptional companies is one that may also be used by organizations evaluating competition. Six acquisitions in one year is the first of its kind in the Fund’s twenty-two year history, so the team looked to its inventory.

Just before the end of the fiscal year, your Fund initiated positions in two, what we believe to be, exceptional small companies, Quidel and Vocera Communications.

Quidel established and sustained a leadership position in the development, manufacturing, and marketing of rapid diagnostic products. These diagnostic solutions aid in the point-of-care (POC) detection and diagnosis of many critical medical conditions, including infectious diseases, women’s health, autoimmune diseases, bone health, thyroid diseases and gastrointestinal diseases. The company generates value through profitable delivery of an expanding POC portfolio of In Vitro Diagnostic (IVD) platforms and testing products to global healthcare distribution chains and end markets, including physician offices, hospitals, acute care facilities and clinics, as well as wellness screening centers. Currently Quidel is in the early stages of an intense strategic transformation from a seasonal influenza testing company to a substantially broader based diagnostic

Annual Report | March 31, 2013	3

The Brown Capital Management Small Company Fund
Management Discussion of Fund Performance	March 31, 2013 (Unaudited)

enterprise with multiple pipeline initiatives. While the successful introduction of a new infectious disease POC platform (Sofia) serves as the key growth driver in the near term, we believe there are many promising opportunities to employ newly acquired and developed molecular diagnostic technologies over the long term, with significant revenue and earnings growth potential.

Vocera Communications develops mobile communications systems for hospitals which help to improve labor efficiency and productivity, and increase the quality of patient care through faster, more direct communication between hospital employees. Their systems involve physicians and nurses wearing small voice-activated badges on their lapel or on a lanyard around their neck. The devices recognize over 100 commands and the system is currently in use in over 700 hospitals in the United States. Benefits to customers include the elimination of over 90% of overhead announcements and pages, resulting in a quieter hospital environment. It also allows nurses and physicians to be contacted immediately, without having to return to a central location to receive messages, thereby saving time and increasing productivity with a verifiable return on investment. Overall, the company has a dominant position with a patent protected product in a very under-penetrated market, a large installed base with existing clients making significant replacement and expansion purchases, a recurring revenue stream from consumables, and a very strong balance sheet with no debt.

Despite this level of unordinary activity, most of your Fund’s leading performance contributors are long time holdings: Medidata Solutions, Inc., Tyler Technologies, Inc., Abaxis, Inc., Manhattan Associates, Inc. and NIC, Inc. By example, Tyler Technologies Inc. provides municipal and county governments and schools with information management software to meet their information technology and automation needs for mission-critical back-office functions, such as financial management and courts and justice processes. The company also provides systems and software that automate the appraisal and assessment of real and personal property, as well as property appraisal outsourcing services for local governments and taxing authorities. The company has a strong base of loyal customers, generates 65% of revenue from recurring subscription and maintenance streams, has a large and diverse market opportunity and faces many compelling growth opportunities.

Consistent with the opening of this commentary, providing a balanced perspective remains a priority. Offering insights on your Fund’s leading performance detractors over the fiscal year is not daunting because it is common for the team to recognize differences in company fundamentals and stock price. Importantly, periods where these companies experience downward stock price movement, may provide an opportunity for your team to add to the name and improve the cost base over the holding period. Among the leading performance detractors are also long-term holdings: Quality Systems, Inc., DTS Inc., Rovi Corporation, Blackbaud, Inc. and Dynamic Materials Corporation. Blackbaud Technologies Inc. is the leading global provider of software systems and services designed specifically for nonprofit organizations (NPOs). The company’s products and services enable NPOs to increase donations, reduce fundraising costs, improve constituent communications and improve internal operations. Blackbaud’s client list of more than 27,500 worldwide users includes institutions in the fields of religion, education, foundations, health and human services, arts and culture institutions, as well as environmental and animal welfare organizations. According to the Internal Revenue Service as of 2010, there were 1.8 million registered U. S. NPOs and 2 million international NPOs. According to Giving USA 2011, US NPOs received $290.9 billion in donations during 2010, amounting to 2.0% of U.S. GDP. NPO donations have sustained 6.8% compound annual growth rate over the 40-year period from 1970 to 2010, not adjusted for inflation. The company has a strong base of loyal clients, derives 65% of company revenue from recurring subscriptions and maintenance fees, enjoys ~95% renewal rates on this revenue stream and has a multi-pronged growth strategy that targets each segment of the non-profit industry. During the fiscal year, Blackbaud was challenged by the execution of acquisitions which resulted in confused clientele and, in turn, a decrease in stock price. Your team does not view this as a permanent impairment and added to the name.

Outlook

Since the inception of our Small Company Fund, our investment philosophy has been shown to be effective through various market cycles. It is not geared toward any specific market conditions or circumstances. While cognizant of the macro factors, our forte is analyzing companies from the bottom up. Performance is derived mainly from stock selection; we do not sector rotate, or make top-down sector allocation decisions. As a result, our process does not change in anticipation of one or another type of market. Going forward, we are confident that we will continue to be successful by consistently identifying exceptional small companies that have the wherewithal to become exceptional large companies.

We would also like to take this opportunity to thank you for your enduring confidence in the Fund. As of this writing, the Fund nears $2 billion and continues to monitor cash flows closely in preparation for another “soft close.” You may remember that the Fund was closed during last year’s report, but was reopened in September due to significant cash outflows that threatened the pricing initiative passed by proxy in 2011. We found ourselves walking a fine line in an effort to manage cash flows in a manner that honored the pricing we committed to in the proxy, but not compromise the merits of the investment program. We are pleased to announce that cash flows rebounded quickly upon the Fund’s re-opening to new investors and, as noted in this report, the total expense ratios for both share classes are below those projected in the 2011 proxy. While favorable performance in the markets helped assets in your Fund to reach new highs, we monitor closely the shares outstanding of the companies owned by the Fund and the liquidity in the companies to ensure we are acting in the best interest of shareholders. Thank you again for your confidence in Brown Capital Management and the Brown Capital Management Small Company Fund.

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The Brown Capital Management Small Company Fund
March 31, 2013 (Unaudited)

Growth of a hypothetical $10,000 investment – Investor Class

This graph assumes an initial investment of $10,000 at March 31, 2003. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Small Company Fund (the “Fund”) versus the Russell 2000® Index and the Russell 2000® Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2013)

						Total Annual
	Average Annual Total Returns				Since Inception	Fund Operating

	1 Year	3 Year	5 Year	10 Year	12/31/92	Expenses

The Brown Capital Management Small Company Fund - Investor Class	19.36%	17.49%	13.64%	13.88%	11.68%	1.35%

The Brown Capital Management Small Company Fund - Institutional Class	19.59%	17.60%	13.70%	13.91%	11.70%	1.15%

Russell 2000® Index	16.30%	13.45%	8.24%	11.52%	8.95%

Russell 2000® Growth Index	14.52%	14.75%	9.04%	11.61%	N/A

Morningstar Small Growth Category	11.57%	13.43%	8.20%	10.96%	N/A

SCF-Investor Percentile Ranking vs. M-Star Small Growth Category	4/727	8/645	1/568	3/376	N/A

SCF-Institutional Percentile Ranking vs. M-Star Small Growth Category	4/727	7/645	1/568	3/370	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The gross expense ratio shown is from the Fund’s prospectuses dated July 30, 2012. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Investing in the securities of small companies generally is perceived to involve greater risk than investing in domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that seek capital growth by domestic companies.

Annual Report | March 31, 2013	5

The Brown Capital Management Small Company Fund
March 31, 2013 (Unaudited)

The Institutional Class of the Fund commenced operations on December 15, 2011. The historical performance shown for periods prior to December 15, 2011 was calculated synthetically using the performance and the fees and expenses of the Investor Class. If the Institutional Class had been available during the periods prior to December 15, 2011, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks.

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher forecasted growth values.

Morningstar Small Growth Category – Small-growth portfolios focus on faster-growing companies whose shares are at the lower end of the market-capitalization range. These portfolios tend to favor companies up-and-coming industries or young firms in their early growth stages. Because these businesses are fast-growing and often richly valued, their stocks tend to be volatile. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as smallcap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value and cash flow) and high valuations (high price ratios and low dividend yields).

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

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The Brown Capital Management Small Company Fund
Schedule of Investments	March 31, 2013

Shares		Value (Note 1)

COMMON STOCKS - 95.66%
	Business Services - 19.62%
1,225,650	ACI Worldwide, Inc.(a)	$59,885,259
754,860	ANSYS, Inc.(a)	61,460,701
752,500	Concur Technologies, Inc.(a)	51,666,650
181,200	EnerNOC, Inc.(a)	3,147,444
713,863	MedAssets, Inc.(a)	13,741,863
3,947,566	NIC, Inc.(b)	75,635,364
2,362,256	Nuance Communications, Inc.(a)	47,670,326
2,022,964	PROS Holdings, Inc.(a)(b)	54,963,932

		368,171,539

	Consumer Related - 2.50%
819,237	Dolby Laboratories, Inc. - Class A	27,493,594
899,045	DTS, Inc.(a)	14,951,118
210,521	Rovi Corp.(a)	4,507,255

		46,951,967

	Industrial Products & Systems - 28.67%
1,297,694	Balchem Corp.	57,020,674
596,792	CARBO Ceramics, Inc.	54,349,848
1,482,201	Cognex Corp.	62,474,772
1,821,151	Diodes, Inc.(a)	38,207,748
966,278	Dynamic Materials Corp.(b)	16,813,237
1,161,902	FEI Co.	75,000,774
1,071,998	FLIR Systems, Inc.	27,882,668
443,105	Geospace Technologies Corp.(a)	47,819,892
947,818	Hittite Microwave Corp.(a)	57,399,858
1,110,752	Measurement Specialties, Inc.(a)(b)	44,174,607
1,745,635	Sun Hydraulics Corp.(b)	56,750,594

		537,894,672

	Information/Knowledge Management - 19.14%
1,931,654	American Software, Inc. - Class A(b)	16,071,361
1,820,932	Blackbaud, Inc.	53,954,215
1,043,762	Manhattan Associates, Inc.(a)(b)	77,541,079
2,436,881	Netscout Systems, Inc.(a)(b)	59,874,166
2,060,711	Quality Systems, Inc.	37,669,797
1,320,571	Tyler Technologies, Inc.(a)	80,898,180
1,442,522	Vocera Communications, Inc.(a)(b)	33,178,006

		359,186,804

	Medical/Health Care - 22.07%
1,340,020	Abaxis, Inc.(b)	63,409,746
3,084,414	Accelrys, Inc.(a)(b)	30,103,881
568,600	Bruker Corp.(a)	10,860,260
1,779,984	Cantel Medical Corp.(b)	53,506,319
2,133,394	Incyte Corp., Ltd.(a)	49,942,754
1,479,694	Medidata Solutions, Inc.(a)(b)	85,792,658
1,799,105	Meridian Bioscience, Inc.	41,055,576
937,969	Quidel Corp.(a)	22,276,764
841,932	Techne Corp.	57,125,086

		414,073,044

Annual Report | March 31, 2013	7

The Brown Capital Management Small Company Fund
Schedule of Investments	March 31, 2013

Shares		Value (Note 1)

COMMON STOCKS - 95.66% (continued)
	Miscellaneous - 3.66%
1,386,218	Neogen Corp.(a)(b)	$68,714,826

Total Common Stocks (Cost $1,085,436,385)		1,794,992,852

SHORT TERM INVESTMENTS - 4.97%
93,225,100	Dreyfus Cash Management Institutional Shares, 0.05%(c)	93,225,100

Total Short Term Investments (Cost $93,225,100)		93,225,100

Total Value of Investments (Cost $1,178,661,485) - 100.63%		1,888,217,952
Liabilities in Excess of Other Assets - (0.63)%		(11,821,693)

Net Assets - 100.00%		$1,876,396,259

(a)	Non-income producing investment.
(b)	Affiliated company - The Fund owns greater than 5% of the outstanding voting securities of this issuer. See Note 1 for more information.
(c)	Represents 7 day effective yield at March 31, 2013.

Common Abbreviations:
Ltd. - Limited.

For Fund compliance purposes, each Fund’s industry classifications refer to any one of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by each Fund’s management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements.

Summary of Investments by Sector
Sector	% of Net Assets	Value

Business Services	19.62%	$368,171,539
Consumer Related	2.50%	46,951,967
Industrial Products & Systems	28.67%	537,894,672
Information/Knowledge Management	19.14%	359,186,804
Medical/Health Care	22.07%	414,073,044
Miscellaneous	3.66%	68,714,826
Cash and Cash Equivalents	4.34%	81,403,407

Total	100.00%	$1,876,396,259

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The Brown Capital Management International Equity Fund
Management Discussion of Fund Performance	March 31, 2013 (Unaudited)

Performance

As shown in the table following this commentary, your International Equity Fund, outperformed the broad market, as measured by the MSCI EAFE Index (Morgan Stanley Capital Index - Europe Australasia, and Far East), and the stylized index, as measured by the MSCI All-Country World Index ex-US (Morgan Stanley Capital Index - All Countries Except United States), for the fiscal year ending March 31, 2013. Over the same time period, your Fund ranked in the seventh percentile when compared to peers in Morningstar’s Foreign Large Blend Category (776 peers). While favorable annual outcomes are the preference of many, your investment program focuses on a three to five year evaluation horizon. As seen in the table, your Fund outpaced the MSCI EAFE over three and five years, but trailed the MSCI ACWI ex US and Morningstar Foreign Large Growth Category over the same time periods. Additionally, your Fund trailed the Morningstar Foreign Large Blend Category over three years, but outpaced it over five years. In 2009, your Fund was re-categorized by Morningstar to the Foreign Large Blend Category from the Foreign Large Growth Category. While we do not refute Morningstar’s re-categorization, we include the Foreign Large Growth peer group only to note that Brown Capital Management is a growth manager across all offerings and that we remain mindful of the performance within this peer group.

Peer Group Rankings above reflect performance when compared to similarly managed funds as defined by rating agency, Morningstar. In these ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile). Actual numerical peer rankings unavailable via Morningstar only percentile outcomes.

EAFE – The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is design to measure the equity market performance of developed markets excluding the U.S. and Canada. You cannot invest directly into an index.

AC World (ex US) – The MSCI All Country World Index excluding the U.S. is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly into an index.

Morningstar Foreign Large-Blend Category – portfolios invest in a variety of big international stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks.

Morningstar Foreign Large Growth Category – portfolios focus on high-priced growth stocks, mainly outside of the United States. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). These portfolios typically will have less than 20% of assets invested in U.S. stocks.

Investment Philosophy and Process

Overview

This year, Brown Capital Management celebrates its 30th anniversary; therefore sharing some history seems appropriate. Founded as a Large/Mid cap investment manager in 1983 the firm’s founder, Eddie Brown, who remains the CEO and Chairman, helped pioneer and popularize Growth at a Reasonable Price investing, better known by the acronym GARP. While attention was often paid to the novel use of valuation metrics (Reasonable Price) in the analysis of growth investments, often lost were the fundamental strengths of the growth companies under consideration. Eddie built an understanding of growth investing during his ten year tenure at T. Rowe Price. Some may remember that Thomas Rowe Price, the company’s namesake, is considered the father of growth stock investing. That influence was strong and Eddie left T. Rowe Price appreciating the essence of exceptional growth companies.

This concept is the foundation behind the launch of other offerings as Brown Capital Management now oversees seven investment strategies, we call them Services: Large Cap, Mid Cap, Small Company, Concentrated Domestic All-Cap, International Equity, Global and International Small Company. Three of these Services include a mutual fund structure: Mid Cap, Small Company and International Equity Funds, each is distributed by ALPS Distributors Inc. which is not affiliated with other Services offered by Brown Capital Management. All offerings are managed with a unified set of beliefs:

•

Exceptional Companies – we believe that a sustained commitment to a portfolio of exceptional companies will, over time generate attractive returns. Exceptional companies save time, lives, money and headaches or provide an exceptional value to customers.

•

Benchmark Agnostic – experience taught us that benchmark awareness is a potential distraction and threat to performance. Decisions in relation to a benchmark can invariably lead to mimicking the benchmark which may lead to mediocre returns. We believe in managing risk through portfolio diversification, but most importantly, through in depth awareness at the company level.

•	Growth at a Reasonable Price – we want to invest in exceptional growth companies - but not at any price.

Annual Report | March 31, 2013	9

The Brown Capital Management International Equity Fund
Management Discussion of Fund Performance	March 31, 2013 (Unaudited)

These beliefs define and integrate all of our investment capabilities. Collectively, they provide the foundation for a cohesive firm culture and unified approach to investing. While teams utilize tools and techniques best suited for the asset class where their services reside, each team is attentive to the aforementioned beliefs. The result, a unique pipeline of well-researched investment ideas across the entire domestic capitalization spectrum and overseas.

International Equity Investing

Your Brown Capital Management International Equity Fund employs a team-based, bottom-up, stock selection process that seeks to identify and invest in exceptional companies domiciled outside of the United States, across the capitalization range. In doing so, the team remains disciplined about what they are willing to pay for growth and, consistent with other Brown Capital Management offerings, employs a three to five year evaluation horizon fostering a long-term investment orientation.

The majority of your team’s ideas, about 70%, are generated internally. This includes sourcing ideas using qualitative and quantitative search techniques, cross-pollination between the domestic and international portfolio teams within Brown Capital Management and personal reading. Externally generated ideas comprise approximately 20% of the investment candidates sourced through company visits, management interviews, Wall Street research and investment conferences. Screening databases represents the remaining 10% of idea sourcing.

Your team’s research process involves evaluating companies based on their growth potential and the risks associated with those companies. Pursuit of exceptional growth companies requires a genuine understanding of those characteristics that satisfy the criteria. This is particularly important given the large potential universe of prospective investments outside of the United States. While the team employs techniques that make the universe of eligible offerings manageable, they do not attempt to be “all things to all people.” Being benchmark agnostic affords them this freedom. The goal is not to identify every non-U.S. company that experiences appreciation, but a select group that satisfies our exceptional company criteria. Those efforts include an in depth evaluation of the management, business strategy and competitive analysis. Importantly, while your team is based in Baltimore, they dedicate significant time to travelling the globe and visiting companies. Additionally, the firm’s proximity to New York City allows for private investor meetings when these companies visit the United States. Pursuant to this work being performed, a report describing the investment thesis, earnings forecast and valuation is distributed. The portfolio management team, which includes one team member ultimately accountable for decisions, focuses on the salient points particular to the investment. For most new recommendations, it may take significant time to reach the final decision, depending on the complexity of the team’s fact-finding mission.

Unlike Brown Capital Management’s domestic offerings, risk analysis performed for companies outside of the United States requires an additional level of analysis that includes, but is not limited to, regulatory, accounting, company, industry, country, macroeconomic, and currency risks. Each affects the analysis by adding to or discounting the price that your team is willing to pay for the company. We also manage risk through diversification by limiting each individual country, exposure to no more than 25% at cost, and each individual industry to no more than 20%. We will also allow no more than 5% in any individual holding (measured at cost) and security weightings. As an additional overlay to ensure a diversified approach to investing overseas, we will include, but limit the portfolio’s geographic exposure to no more than 15% in emerging market securities. We typically retain between 40 and 70 companies in your Fund at all times, but the most important risk control we utilize is our knowledge of the company as a whole. Finally, we sell for one of the following reasons: fundamentals change adversely, determined to be a mistake, overvalued or tactical considerations/better idea.

Your Fund also experiences very low turnover relative to its peer group(s). Over the past fiscal year, your Fund’s turnover was 10% versus 70% among the average peer (and 53% for the Foreign Large Growth Category). Some view this as complacency or a “buy and hold” strategy in the industry’s parlance. We strongly disagree. Your International Equity Team dedicates significant time to not only performing the analysis detailed above, but the monitoring of each company in the portfolio. They do not monitor quarterly earnings and make decisions on stock price movement because it is typical to find that company progress and stock price are not necessarily correlated. Time is dedicated to understanding companies, how they evolve and how that affects the original investment thesis. We believe that, in our case, high turnover is mitigated by the fact that we know what we are looking for.

Portfolio Review

Consistent with your Fund’s benchmark agnostic approach, performance, good or bad, is always the result of stock selection. We began last year’s report describing our challenges in this area, but this year’s improvement is a residual of a focused multi-year effort to better understand the existing names in the portfolio and make difficult decisions about their prospects. While this helped reduce turnover for a second year in a row, the residuals are actions based, in many cases, on the exceptional company concepts articulated above. For example, the team recently added to long-term holding, Nobel Biocare, a Swiss-based dental implant company, but one of your Fund’s leading detractors over the fiscal year. Despite its underperformance, the team met multiple times with management, including the firm’s new Chief Executive Officer, Richard Laube and after much

10	www.browncapital.com

The Brown Capital Management International Equity Fund
Management Discussion of Fund Performance	March 31, 2013 (Unaudited)

analysis and discussion, believes in the new Chief’s ability to turn the company around over time. Other leading detractors, include Esprit Holdings, LTD., Man Group, PLC., Rakuten, Inc. and Millicom International Cellular S.A.

Leading contributors included Azimut Holdings S.P.A., Grifols SA, Kingsoft Corporation, LTD., Mitsubishi Estate Co. LTD and Reed Elsevier PLC. Please note that these contributors are broad based and not from any one sector which, again, is a testament to team’s strength of fundamental research. One example of a core holding which the team also visited while in Japan was Mitsubishi Estate (ME), a real estate company established in 1937. ME’s crown jewel properties include over 30 office buildings in the prestigious Marunouchi district of downtown Tokyo and two premier office buildings in downtown Manhattan (the Time-Life and McGraw Hill buildings). In our opinion, ME boasts a genuine competitive advantage stemming from its low-cost land bank in Marunouchi (80% of operating income) acquired as far back as 100 years ago and proximity to key mass transport like Tokyo station.

Office market fundamentals in ME’s core markets are solid with 2-4% vacancy rates, rising market rents and significant supply constraints particularly post-earthquake. There is generally considered to be a shortage of top-tier office space in Tokyo. Importantly, the company has, in our opinion, a credible growth plan (“Vision for Growth”) which should allow the group to more than double operating income by fiscal year 2021. This is driven primarily by Marunouchi redevelopment that will increase operating cash flow as new structures have greater floor space and command significant rental premiums to existing properties. ME is also poised to grow outside of Japan leveraging Rockfeller Group (USA), CapitaLand Group (Singapore) and Europa Capital (UK).

As evidenced by the examples above, significant time was dedicated to your Fund’s existing holdings, but it did not prevent the team from evaluating new companies. One of the recent additions to the portfolio is Germany’s SAP, a leading software vendor. The company was founded in 1972 by ex-IBM employees and today has a market cap of $85bn, making it one of the largest companies in your investment program on that metric. SAP sells a suite of business software that includes enterprise resource planning systems (“ERP”) that enhance business productivity which it licenses to customers, driving recurring revenues. We see SAP benefiting from its move to faster growth areas following several key acquisitions including Business Objects (business intelligence solutions), Success Factors (“cloud” computing) and Sybase (databases and mobile). In addition, we see innovation as an emerging growth driver, in particular high performance analytical appliances such as “HANA.” Importantly, SAP has a long history of taking care of its shareholders as evidenced by rising dividends, consistent share repurchases, and prudent balance sheet management. These characteristics bode well for genuine long term shareholders.

Outlook

Investor sentiment seems increasingly positive and stocks are, in many cases, achieving new highs partially the result of global central banks that, for the most part, remain highly accommodative. In spite of this, the fundamental backdrop continues to looks challenging to us. As described this time last year, we remain cautious about the European Central Bank’s successful restoration of liquidity in funding markets and policy actions that will prevent recessionary trends in Europe. In our view, the European saga still seems far from over as structural imbalances persist and, despite ongoing efforts, remain largely unaddressed. Additionally, the United States continues to see elevated unemployment and China is facing a leadership transition as its Gross Domestic Product growth tracks well below pre-2008 levels. As a result, it is essential that we remain diligent in our execution of this disciplined investment program.

Annual Report | March 31, 2013	11

The Brown Capital Management International Equity Fund
March 31, 2013 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at March 31, 2003. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management International Equity Fund (the “Fund”) versus the MSCI EAFE Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2013)

						Total
						Annual	Net Annual
					Since	Fund	Fund
	Average Annual Total Returns				Inception	Operating	Operating

	1 Year	3 Year	5 Year	10 Year	5/28/99	Expenses	Expenses

The Brown Capital Management International Equity Fund - Investor Class	15.03%	4.04%	-0.53%	9.10%	3.27%	3.20%	2.02%

MSCI EAFE Index	11.79%	5.49%	-0.40%	10.19%	4.16%

MSCI All Country World Ex USA Index	8.87%	4.87%	0.07%	11.41%	5.27%

Morningstar Foreign Large Blend Category	8.36%	4.41%	-0.39%	10.93%	N/A

Total Funds in Morningstar Foreign Large Blend Category	7/776	67/708	40/599	52/323	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectus dated July 30, 2012. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Investing in the securities of foreign companies generally involves greater risk than investing in larger, more established domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that invest in larger, more established domestic companies.

The MSCI EAFE International Gross Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada.

12	www.browncapital.com

The Brown Capital Management International Equity Fund
March 31, 2013 (Unaudited)

Morningstar Foreign Large Blend Category – Foreign large-blend portfolios invest in a variety of big international stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks.

The MSCI All-Country World Index ex-US is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The index includes both developed and emerging markets.

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

Annual Report | March 31, 2013	13

The Brown Capital Management International Equity Fund
Schedule of Investments	March 31, 2013

Shares		Value (Note 1)

COMMON STOCKS - 95.56%
	Bermuda - 2.68%
1,662	Invesco, Ltd.	$48,131
7,630	Nabors Industries, Ltd.	123,759

		171,890

	Canada - 5.37%
6,375	Canadian Natural Resources, Ltd.	204,394
8,606	Dominion Diamond Corp.(a)	140,631

		345,025

	Denmark - 0.20%
81	Novo Nordisk A/S, Class B	13,160

	Egypt - 0.50%
10,114	Orascom Telecom Holding SAE(a)(b)(c)	32,162

	Finland - 1.15%
936	Kone OYJ, Class B	73,609

	France - 5.61%
7,883	Flamel Technologies SA(a)(d)	34,843
1,993	Sanofi	202,514
1,059	Societe BIC SA	122,974

		360,331

	Germany - 3.89%
1,376	Bayerische Motoren Werke AG	118,723
1,637	SAP AG	131,150

		249,873

	Hong Kong - 4.76%
170,000	Chaoda Modern Agriculture Holdings, Ltd.(a)	24,090
41,605	Esprit Holdings, Ltd.	50,060
92,000	Kingdee International Software Group Co., Ltd.(a)	15,170
104,000	Kingsoft Corp., Ltd.	95,659
15,600	Ping An Insurance Group Co., Class H	120,981

		305,960

	Ireland - 7.76%
3,377	DCC PLC	118,826
3,375	ICON PLC(a)(d)	108,979
1,374	Paddy Power PLC	123,993
173,315	Total Produce PLC	146,629

		498,427

	Israel - 1.48%
2,393	Teva Pharmaceutical Industries, Ltd.(d)	94,954

	Italy - 3.29%
13,060	Azimut Holding SpA	211,272

	Japan - 11.47%
6,600	Japan Tobacco, Inc.	210,687
8,700	Mitsubishi Estate Co., Ltd.	245,007
6,900	Rakuten, Inc.	70,440

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The Brown Capital Management International Equity Fund
Schedule of Investments	March 31, 2013

Shares		Value (Note 1)

COMMON STOCKS - 95.56% (continued)
	Japan - 11.47% (continued)
20,000	Sapporo Holdings, Ltd.	$84,772
9,390	Yamaha Motor Co., Ltd.	126,284

		737,190

	Mexico - 2.10%
1,186	Fomento Economico Mexicano SAB de CV(d)	134,611

	Netherlands - 2.14%
6,299	Wolters Kluwer NV	137,547

	Singapore - 4.71%
89,000	Goodpack, Ltd.	134,539
122,424	UOB-Kay Hian Holdings, Ltd.	168,285

		302,824

	South Africa - 3.05%
4,423	Sasol, Ltd.(d)	196,116

	Spain - 1.90%
3,171	Grifols SA(a)	117,573
158	Grifols SA, Class B(a)	4,533

		122,106

	Sweden - 1.69%
1,356	Millicom International Cellular SA(e)	108,309

	Switzerland - 15.29%
36	Lindt & Spruengli AG, Non-Voting	138,532
2,222	Nestle SA	160,687
8,937	Nobel Biocare Holding AG(a)	89,436
908	Roche Holding AG	211,385
379	The Swatch Group AG	220,381
1,563	Transocean, Ltd.(a)	81,214
2,526	Tyco International, Ltd.	80,832

		982,467

	United Kingdom - 15.56%
28,561	BAE Systems PLC	171,115
3,729	Carnival Corp.	127,905
5,782	Diageo PLC	182,299
27,966	Man Group PLC	37,883
274,030	Management Consulting Group PLC	130,118
20,960	Reed Elsevier PLC	248,731
9,493	UBM PLC	101,618

		999,669

	United States - 0.96%
1,263	The ADT Corp.	61,811

Total Common Stocks (Cost $4,120,309)		6,139,313

Annual Report | March 31, 2013	15

The Brown Capital Management International Equity Fund
Schedule of Investments	March 31, 2013

Shares		Value (Note 1)

SHORT TERM INVESTMENTS - 4.02%
258,272	Dreyfus Cash Management Institutional Shares, 0.05%(f)	$258,272

Total Short Term Investments (Cost $258,272)		258,272

Total Value of Investments (Cost $4,378,581) - 99.58%		6,397,585
Other Assets in Excess of Liabilities - 0.42%		26,702

Net Assets - 100.00%		$6,424,287

(a)	Non-income producing investment.
(b)	Global Depositary Receipt.
(c)
Securities were issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees. As of March 31, 2013, the aggregate market value of those securities was $32,162, representing 0.50% of net assets.

(d)	American Depositary Receipt.
(e)	Swedish Depositary Receipt.
(f)	Represents 7 day effective yield at March 31, 2013.

Common Abbreviations:
AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders. (Germany & Switzerland)
A/S - Aktieselskabis is a Danish term for a public limited liability corporation. (Denmark)
Ltd. - Limited.
NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation. (Netherlands)
OYJ - Osakeyhtio is the Finnish equivalent of a limited company. (Finland)
PLC - Public Limited Company. (Ireland & United Kingdom)
SA - Generally designates corporations in various countries, mostly those employing the civil law. (France, Sweden, Spain, & Switzerland)
SAB de CV - A variable capital company. (Mexico)
SAE - Societe Anonyme Egyptienne is an Egyptian Joint Stock Company. (Egypt)
SpA - Societa` Per Azioni is an Italian shared company. (Italy)

See Notes to Financial Statements.

Summary of Investments by Sector
Sector	% of Net Assets	Value

Basic Materials	3.05%	$196,116
Communications	2.78%	178,749
Consumer Discretionary	19.54%	1,255,244
Consumer Staples	21.20%	1,362,046
Energy	6.37%	409,366
Financials	12.94%	831,559
Health Care	12.18%	782,423
Industrials	11.04%	709,038
Information Technology	1.73%	110,829
Materials	2.19%	140,631
Technology	2.04%	131,150
Telecommunication Services	0.50%	32,162
Cash and Cash Equivalents	4.44%	284,974

Total	100.00%	$6,424,287

16	www.browncapital.com

The Brown Capital Management Mid-Cap Fund
Management Discussion of Fund Performance	March 31, 2013 (Unaudited)

Performance

As shown in the table following this commentary, your Mid-Cap Fund trailed the broad market as measured by the S&P 500® and the stylized index, the Russell Mid Cap® Growth Index, for the fiscal year ending March 31, 2013. Your Fund also trailed the peer group average for the fiscal year, as measured by Morningstar’s Mid-Cap Growth Category, placing it in the seventy-seventh percentile (714 peers). While favorable annual outcomes are the preference of many, your investment program focuses on a three to five year evaluation horizon. As seen in the table, your Fund trailed the S&P 500® and Russell Mid Cap® Growth Index over the three year period, but outperformed both indices over five years. Additionally, while the Investor Class of your Fund underperformed the peer group over three years, it did outperform over the five year period. The Institutional Class of shares (utilizing the performance of the Investor Class shares and adjusting for the different expense structure of the Institutional Class) reflects a performance record that outperformed its peers over the three and five year periods.

While we are mindful that a second year of underperformance impacts three year results, but remain disciplined in our execution of the time tested investment program; importantly we understand that the performance results of 2008, that helped boost the Fund’s visibility, are giving way to solid, but less stellar, peer group performance. Despite that fact, when evaluating your Fund’s calendar year outcomes before 2008 and after 2008, the performance uptick relative to the peer group in more recent years is noteworthy.

Peer Group Rankings above reflect performance when compared to similarly managed funds as defined by rating agency Morningstar. In this ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile). Actual numerical peer rankings unavailable via Morningstar only percentile outcomes.

S&P 500® – The S&P 500® is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. You cannot invest directly in an index.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

Morningstar Mid-Cap Growth Category – Some mid-cap growth portfolios invest in stocks of all sizes, thus leading to a mid-cap profile, but others focus on midsize companies. Mid-cap growth portfolios target U.S. firms that are projected to growth faster than other mid-cap stocks, therefore commanding relatively higher prices. The U.S. mid-cap range for market capitalization typically falls between $1 billion-$8 billion and represents 20% of the total capitalization of the U.S. equity markets. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields).

Investment Philosophy and Process

Overview

This year, Brown Capital Management celebrates its 30th anniversary; therefore sharing some history seems appropriate. Founded as a Large/Mid cap investment manager in 1983 the firm’s founder, Eddie Brown, who remains the CEO and Chairman, helped pioneer and popularize Growth at a Reasonable Price investing, better known by the acronym GARP. While attention was often paid to the novel use of valuation metrics (Reasonable Price) in the analysis of growth investments, often lost were the fundamental strengths of the growth companies under consideration. Eddie built an understanding of growth investing during his tenure at T. Rowe Price. Some may remember that Thomas Rowe Price, the company’s namesake, is considered the father of growth stock investing. That influence was strong and Eddie left T. Rowe Price appreciating the essence of exceptional growth companies.

This concept is the foundation behind the launch of other offerings as Brown Capital Management now oversees seven investment strategies, we call them Services: Large Cap, Mid Cap, Small Company, Concentrated Domestic All-Cap, International Equity, Global and International Small Company. Three of these Services include a mutual fund structure: Mid Cap, Small Company and International Equity Funds, each is distributed by ALPS Distributors Inc. which is not affiliated with other Services offered by Brown Capital Management. All offerings are managed with a unified set of beliefs:

•
Exceptional Companies – we believe that a sustained commitment to a portfolio of exceptional companies will, over time generate attractive returns. Exceptional companies save time, lives, money and headaches or provide an exceptional value to customers.

•
Benchmark Agnostic – experience taught us that benchmark awareness is a potential distraction and threat to performance. Decisions in relation to a benchmark can invariably lead to mimicking the benchmark which may lead to mediocre returns. We believe in managing risk through portfolio diversification, but most importantly, through in depth awareness at the company level.

•	Growth at a Reasonable Price – we want to invest in exceptional growth companies - but not at any price.

Annual Report | March 31, 2013	17

The Brown Capital Management Mid-Cap Fund
Management Discussion of Fund Performance	March 31, 2013 (Unaudited)

These beliefs define and integrate all of our investment capabilities. Collectively, they provide the foundation for a cohesive firm culture and unified approach to investing. While teams utilize tools and techniques best suited for the asset class where their Service resides, each team is attentive to the aforementioned beliefs. The result, a unique pipeline of well-researched investment ideas across the entire domestic capitalization spectrum and overseas.

Mid-Cap Investing

Your Mid Cap Fund employs a team-based, bottom-up, stock selection process that seeks to identify and invest in exceptional companies. In doing so the team remains disciplined about what they are willing to pay for growth. Ideas are typically internally generated utilizing a variety of sourcing techniques including but not limited to personal reading (financial and non-financial), screening, broker sponsored conferences and team member observation of trends. More than two thirds of the work performed to identify attractive companies is based on fundamental, “bottom up” research.

New names are vetted rigorously as individual team members prepare reports containing vital information to help their teammates evaluate the growth potential and strength of the company’s business model. This information includes key reasons for owning the company and potential risks. Importantly, this is not a quantitative process, but a highly qualitative one. The findings discussed among team members include the durability of revenue growth, defensibility of market presence, deliverability of the growth plan and profitability to fuel and sustain earnings growth. While as investment managers, all the conventional bases are “covered,” what distinguishes Brown Capital Management from many others is the firm’s attention to unconventional analysis, which is particularly important in the practice of patience and tolerance. Without a profound appreciation of the “exceptionalness” of these companies it is impossible to demonstrate the conviction necessary to invest in these companies, even during downturns, over our three to five year evaluation horizon.

Investing in companies at reasonable prices is an important component of your investment program, but does not overshadow attentiveness to company fundamentals. Generally, the five-year Treasury bond is considered the “risk-free asset.” Buy/sell prices are derived from this asset with appropriate risk premiums assigned to the individual security. Thus, overvaluation, fair valuation, or undervaluation, is not absolute, rather a function of interest rates. This tool provides the boundaries needed to remain objective about the names in your Fund and their overall prospects. Your investment team sells when company fundamentals change adversely, an investment is determined to be a mistake, when the company becomes overvalued or for tactical considerations/better idea.

Your Fund also experiences very low turnover relative to its peer group, Morningstar’s Mid Growth Category. Over the past fiscal year, your Fund’s turnover was 29% versus 87% among the average peer. Some view this as complacency or a “buy and hold” strategy in the industry’s parlance. We strongly disagree. Your Mid Cap Team dedicates significant time to not only performing the analysis detailed above, but the monitoring of each company in the portfolio. They do not monitor quarterly earnings and make decisions on stock price movement because it is typical to find that company progress and stock price are not necessarily correlated. Time is dedicated to understanding companies, how they evolve and how that affects the original investment thesis. We believe that, in our case, high turnover is mitigated by the fact that we know what we are looking for.

Portfolio Review

Consistent with our benchmark agnostic approach performance, good and bad, is always attributed to stock selection. Approximately 40% of the companies in your Fund’s portfolio posted negative contribution to the fiscal year performance. Leading detractors included Rovi Corporation, CARBO Ceramics, NetApp Incorporated, Staples Incorporated and FLIR Systems. In the case of CARBO Ceramics, a company that produces and supplies ceramic proppants for use in the oil and gas industry, your team is adding to the position despite the challenging performance during the fiscal year. We believe that CARBO Ceramics will benefit from the positive outlook on the shale gas industry since they are a leading provider of the ceramic proppants used in the process of hydraulically fracturing an oil or gas well. In the fracking process, millions of gallons of water, sand and proprietary chemicals are injected, under high pressure, into a well. The pressure “fractures” the shale and opens fissures that enable natural gas to flow more freely out of the well. As a leader in the growing ceramic proppants market, we believe that CARBO’s product quality and distribution advantages will be beneficial as the industry trends towards deeper drilling activity. Importantly, the team added to NetApp Incorporated NetApp, Inc., a provider of storage systems and data management solutions for information technology infrastructures. Its fabric-attached storage platform offers the storage platform for business applications, shared infrastructures, and cloud environments. Despite a few challenges affecting the stock price, the team does not believe there to be any fundamental that meaningful impact the favorable prospects for this company long term.

Among the leading performance contributors, Allscripts Healthcare, Med Assets, Inc., Paraxel International, Covance and FEI Co. Interestingly, by way of themes in the portfolio, Paraxel International and Covance, two of the world’s leading contract research organizations both benefitted by conducting clinical research and testing on potential drugs developed by global pharmaceutical and biotech companies. Your Fund is not driven by “thematic” investing, but will take advantage of companies that demonstrate exceptional competency in select markets.

Recently added to the portfolio was Lululemon Athletica, a manufacturer and retailer of athletic apparel for yoga, running and active wear. Not too long after the company was added to your Fund, a quality assurance issue in one of its women’s line of yoga apparel resulted in a decline in stock price, despite this product defect, we continue to like the longer term growth outlook for Lululemon and we added to our position.

18	www.browncapital.com

The Brown Capital Management Mid-Cap Fund
Management Discussion of Fund Performance	March 31, 2013 (Unaudited)

Outlook

The rise in equity markets has clearly been impressive over the fiscal year, however, we would not be surprised to see stocks take a breather especially if it appears that economic conditions in Europe remain soft and the employment picture in the U.S. begins to lose momentum. While U.S. unemployment rate fell to 7.6% for March, from 7.7% in February, this occurred as labor force participation continued to decline to 63.3%, a level last reached in May, 1979. Also, nonfarm payrolls increased by just +88,000 in March, after an increase of +268,000 in February 2013. Nevertheless, we believe the U.S. economy has a sizable pent-up demand for capital expenditures, and industrial and housing construction activities especially in the back half of this year. Thus we continue to favor equities over the other investment alternatives.

Also noteworthy is that thanks to cash flows, the gross expense ratio for your Fund is beginning to decline. While, as a shareholder, you are unaffected by this change since you are receiving a net expense that is affected by an expense “cap,” we view any reduction in the gross expense ratio as favorable is it makes the Fund more self-sufficient and price competitive.

Annual Report | March 31, 2013	19

The Brown Capital Management Mid-Cap Fund
March 31, 2013 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at March 31, 2003. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Mid-Cap Fund (the “Fund”) versus the S&P MidCap 400® Index and the Russell MidCap® Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2013)

						Total
						Annual	Net Annual
					Since	Fund	Fund
	Average Annual Total Returns				Inception	Operating	Operating

	1 Year	3 Year	5 Year	10 Year	5/28/99	Expenses	Expenses

Brown Capital Management Mid Cap - Investor	7.24%	12.52%	12.44%	11.52%	11.24%	1.76%	1.16%

Brown Capital Management Mid Cap - Institutional	7.53%	12.64%	12.52%	11.56%	11.27%	1.51%	0.91%

S&P Mid Cap 400® Index	17.83%	15.12%	9.85%	12.45%	11.94%

Russell Mid Cap® Growth	12.76%	14.23%	7.98%	11.53%	11.88%

Morningstar Mid Growth Category	10.40%	12.54%	6.62%	10.39%	N/A

SCF-Investor Percentile Ranking vs. M-Star Mid Growth Category	77/714	50/645	2/564	30/417	N/A

SCF-Institutional Percentile Ranking vs. M-Star Mid Growth Category	74/714	49/645	2/564	30/417	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectuses dated July 30, 2012. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Investing in the securities of mid-cap companies generally involves greater risk than investing in larger, more established companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that seek capital growth by investing in larger, more established companies.

20	www.browncapital.com

The Brown Capital Management Mid-Cap Fund
March 31, 2013 (Unaudited)

The Institutional Class of the Fund commenced operations on December 15, 2011. The historical performance shown for periods prior to December 15, 2011 was calculated synthetically using the performance and the fees and expenses of the Investor Class. If the Institutional Class had been available during the periods prior to December 15, 2011, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

The S&P MidCap 400® Index measures stocks that have a total market capitalization that ranges from roughly $750 million to $3 billion dollars.

The Russell MidCap® Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

Morningstar Mid-Cap Growth Category – Some mid-cap growth portfolios invest in stocks of all sizes, thus leading to a mid-cap profile, but others focus on midsize companies. Mid-cap growth portfolios target U.S. firms that are projected to growth faster than other mid-cap stocks, therefore commanding relatively higher prices. The U.S. mid-cap range for market capitalization typically falls between $1 billion-$8 billion and represents 20% of the total capitalization of the U.S. equity markets. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields).

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

Annual Report | March 31, 2013	21

The Brown Capital Management Mid-Cap Fund
Schedule of Investments	March 31, 2013

Shares		Value (Note 1)

COMMON STOCKS - 97.99%
	Consumer Discretionary - 20.32%
11,659	BorgWarner, Inc.(a)	$901,707
19,885	Coach, Inc.	994,051
43,521	Dick’s Sporting Goods, Inc.	2,058,543
29,208	Guess?, Inc.	725,235
18,579	Lululemon Athletica, Inc.(a)	1,158,401
27,412	Michael Kors Holdings, Ltd.(a)	1,556,727
944	NVR, Inc.(a)	1,019,624
65,866	PulteGroup, Inc.(a)	1,333,128
34,303	Toll Brothers, Inc.(a)	1,174,535
20,810	Tractor Supply Co.	2,166,945

		13,088,896

	Consumer Staples - 2.49%
26,073	Elizabeth Arden, Inc.(a)	1,049,438
11,686	Monster Beverage Corp.(a)	557,890

		1,607,328

	Energy - 8.81%
38,285	Cameron International Corp.(a)	2,496,182
25,828	CARBO Ceramics, Inc.	2,352,156
11,862	Diamond Offshore Drilling, Inc.	825,121

		5,673,459

	Financials - 6.61%
54,781	Stifel Financial Corp.(a)	1,899,258
31,521	T. Rowe Price Group, Inc.	2,359,977

		4,259,235

	Health Care - 21.95%
213,410	Allscripts Healthcare Solutions, Inc.(a)	2,900,242
28,010	Covance, Inc.(a)	2,081,703
93,466	MedAssets, Inc.(a)	1,799,220
37,702	Meridian Bioscience, Inc.	860,360
37,568	Myriad Genetics, Inc.(a)	954,227
56,691	PAREXEL International Corp.(a)	2,239,861
23,449	Shire PLC(b)	2,142,301
12,414	Waters Corp.(a)	1,165,799

		14,143,713

	Industrials - 11.20%
19,568	Expeditors International of Washington, Inc.	698,773
20,286	JB Hunt Transport Services, Inc.	1,510,901
20,530	MSC Industrial Direct Co. - Class A	1,761,064
85,980	Quanta Services, Inc.(a)	2,457,308
7,406	Stericycle, Inc.(a)	786,369

		7,214,415

	Information Technology - 22.09%
50,532	Akamai Technologies, Inc.(a)	1,783,274
24,388	ANSYS, Inc.(a)	1,985,671
29,586	Blackbaud, Inc.	876,633
71,309	Diodes, Inc.(a)	1,496,063
10,799	FactSet Research Systems, Inc.	999,987
26,672	FEI Co.	1,721,678

22	www.browncapital.com

The Brown Capital Management Mid-Cap Fund
Schedule of Investments	March 31, 2013

Shares		Value (Note 1)

COMMON STOCKS - 97.99% (continued)
	Information Technology - 22.09% (continued)
63,092	NetApp, Inc.(a)	$2,155,223
52,484	Rovi Corp.(a)	1,123,682
69,602	Trimble Navigation, Ltd.(a)	2,085,276

		14,227,487

	Materials - 4.52%
22,663	Ecolab, Inc.	1,817,120
29,867	General Cable Corp.(a)	1,094,028

		2,911,148

Total Common Stocks (Cost $50,403,655)		63,125,681

SHORT TERM INVESTMENTS - 2.01%
1,295,820	Dreyfus Cash Management Institutional Shares, 0.05%(c)	1,295,820

Total Short Term Investments (Cost $1,295,820)		1,295,820

Total Value of Investments (Cost $51,699,475) - 100.00%		64,421,501
Liabilities in Excess of Other Assets - 0.00%(d)		(714)

Net Assets - 100.00%		$64,420,787

(a)	Non-income producing investment.
(b)	American Depositary Receipt.
(c)	Represents 7 day effective yield at March 31, 2013.
(d)	Less than 0.005%.

Common Abbreviations :
Ltd. - Limited.
PLC - Public Limited Company. (United Kingdom)

For Fund compliance purposes, each Fund’s industry classifications refer to any one of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by each Fund’s management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements.

Summary of Investments by Sector

Sector	% of Net Assets	Value

Consumer Discretionary	20.32%	$13,088,896
Consumer Staples	2.49%	1,607,328
Energy	8.81%	5,673,459
Financials	6.61%	4,259,235
Health Care	21.95%	14,143,713
Industrials	11.20%	7,214,415
Information Technology	22.09%	14,227,487
Materials	4.52%	2,911,148
Cash and Cash Equivalents	2.01%	1,295,106

Total	100.00%	$64,420,787

Annual Report | March 31, 2013	23

The Brown Capital Management Mutual Funds
Statements of Assets and Liabilities	March 31, 2013

	Small Company	International Equity
	Fund	Fund		Mid-Cap Fund

Assets:
Unaffiliated Investments, at cost	$793,916,044	$4,378,581		$51,699,475
Affiliated Investments, at cost	384,745,441	–		–

Unaffiliated Investments, at value (Note 1)	$1,151,688,176	$6,397,585		$64,421,501
Affiliated Investments, at value (Note 1)	736,529,776	–		–

Total Investments, at value	$1,888,217,952	$6,397,585		$64,421,501
Cash	510,799	463		44,709
Foreign Cash, at value	–	2,387	*	–
Receivables:
Fund shares sold	3,051,220	–		17,939
Dividends and interest, at value	717,212	25,081	*	20,473
Prepaid expenses	49,088	8,031		16,399
Due from Advisor	–	12,566		–

Total Assets	1,892,546,271	6,446,113		64,521,021

Liabilities:
Payables:
Investments purchased	13,685,512	–		–
Fund shares repurchased	509,677	–		37,860
Accrued expenses:
Advisory fees	1,536,220	–		30,425
Administration fees	23,393	1,247		1,162
Trustees’ fees	149	149		149
Custody fees	26,055	1,667		1,196
Transfer agent fees	22,967	2,575		5,370
12b- 1 fees - Investor Class	276,011	1,350		5,511
Legal and audit fees	16,243	14,178		14,178
Printing fees	40,619	37		995
Other expenses	13,166	623		3,388

Total Liabilities	16,150,012	21,826		100,234

Net Assets	$1,876,396,259	$6,424,287		$64,420,787

Net Assets Consist of:
Paid-in capital	$1,134,193,837	$7,152,538		$53,822,101
Accumulated net investment income/(loss)	–	69,586		(78,612)
Accumulated net realized gain/(loss) on investments, affiliated investments and foreign currency transactions	32,645,955	(2,815,551)		(2,044,728)
Net unrealized appreciation on investments, affiliated investments and foreign currency translations	709,556,467	2,017,714		12,722,026

Net Assets	$1,876,396,259	$6,424,287		$64,420,787

Investor Class:
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$57.91	$10.35		$21.87
Net Assets	$1,666,795,850	$6,424,287		$25,404,005
Shares Outstanding, no par value (unlimited shares authorized)	28,784,762	620,601		1,161,672

Institutional Class:
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$58.06	$–		$21.94
Net Assets	$209,600,409	$–		$39,016,782
Shares Outstanding, no par value (unlimited shares authorized)	3,610,146	–		1,778,253

*	At Cost; $2,585 for Foreign Cash and $26,173 for Dividends.

See Notes to Financial Statements.

24	www.browncapital.com

The Brown Capital Management Mutual Funds
Statements of Operations	For the Year Ended March 31, 2013

	Small Company	International Equity
	Fund	Fund	Mid-Cap Fund

Investment Income:
Dividends	$10,599,352	$246,196	$462,146
Dividends from affiliated investments	6,592,471	–	–
Foreign taxes withheld	–	(17,803)	(698)

Total Investment Income	17,191,823	228,393	461,448

Expenses:
Advisory fees (Note 2)	14,773,131	73,074	405,521
Administration fees (Note 2)	273,070	8,888	12,595
Transfer agent fees (Note 2)	208,916	31,435	55,585
Custody fees	148,152	15,310	6,351
Registration fees	156,013	23,083	53,606
12b- 1 Fees - Investor Class (Note 2)	2,783,124	18,269	64,706
Legal fees (Note 2)	29,116	28,947	28,947
Audit and tax preparation fees	15,000	13,500	13,500
Trustees’ fees and expenses	16,803	17,643	17,629
Compliance services fees (Note 2)	13,500	13,500	13,500
Other expenses	243,760	12,188	16,931

Total Expenses	18,660,585	255,837	688,871
Expenses waived/reimbursed by Advisor - Investor Class (Note 2)	–	(109,688)	(67,415)
Expenses waived/reimbursed by Advisor - Institutional Class (Note 2)	–	N/A	(70,124)

Net Expenses	18,660,585	146,149	551,332

Net Investment Income/(Loss)	(1,468,762)	82,244	(89,884)

Realized and Unrealized Gain/(Loss) on:
Net realized gain/(loss) from unaffiliated investments	34,247,592	(182,738)	(1,890,678)
Net realized gain from affiliated investments	21,982,595	–	–
Net realized gain from foreign currency transactions	–	188,300	–
Net change in unrealized appreciation of unaffiliated investments	27,303,117	687,872	7,318,335
Net change in unrealized appreciation of affiliated investments	202,949,442	–	–
Net change in unrealized depreciation of foreign currency translations	–	(762)	–

Net Realized and Unrealized Gain on Investments and Foreign Currencies	286,482,746	692,672	5,427,657

Net Increase in Net Assets Resulting From Operations	$285,013,984	$774,916	$5,337,773

See Notes to Financial Statements.

Annual Report | March 31, 2013	25

The Brown Capital Management Mutual Funds
Statements of Changes in Net Assets

	Small Company Fund		International Equity Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2013	March 31, 2012	March 31, 2013	March 31, 2012

Operations:
Net investment income/(loss)	$(1,468,762)	$(9,134,913)	$82,244	$45,141
Net realized gain/(loss) from investments, affiliated investments and foreign currency transactions	56,230,187	9,020,805	5,562	(81,429)
Net change in unrealized appreciation/(depreciation) of investments, affiliated investments and foreign currency translations	230,252,559	37,170,553	687,110	(727,064)

Net Increase/(Decrease) in Net Assets Resulting from Operations	285,013,984	37,056,445	774,916	(763,352)

Distributions to Shareholders: (Note 4)
Net investment income
Investor	–	–	(40,393)	(140,078)
Net realized gains from investment transactions
Investor	(21,975,087)	–	–	–
Institutional	(2,155,507)	–	–	–

Net Decrease in Net Assets from Distributions	(24,130,594)	–	(40,393)	(140,078)

Capital Share Transactions:
Shares sold
Investor	398,460,416	674,664,535	433,745	1,940,532
Institutional	185,114,931	5,244,160	N/A	N/A
Reinvested dividends and distributions
Investor	20,021,279	–	26,618	105,556
Institutional	2,078,173	–	–	–
Shares repurchased
Investor	(443,420,741)	(432,118,982)	(4,528,179)	(2,081,252)
Institutional	(9,848,067)	(18,000)	N/A	N/A

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	152,405,991	247,771,713	(4,067,816)	(35,164)

Net Increase/(Decrease) in Net Assets	413,289,381	284,828,158	(3,333,293)	(938,594)
Net Assets:
Beginning of Year	1,463,106,878	1,178,278,720	9,757,580	10,696,174

End of Year	$1,876,396,259	$1,463,106,878	$6,424,287	$9,757,580

Accumulated Net Investment Income/(Loss)	$–	$(2,764,955)	$69,586	$(5,771)

Share Information:
Investor Class:
Shares sold	7,771,405	14,492,065	49,428	223,773
Reinvested distributions	408,681	–	2,811	13,195
Shares repurchased	(8,950,929)	(9,543,573)	(508,276)	(227,471)

Net Increase/(Decrease) in Capital Shares	(770,843)	4,948,492	(456,037)	9,497
Shares Outstanding, Beginning of Year	29,555,605	24,607,113	1,076,638	1,067,141

Shares Outstanding, End of Year	28,784,762	29,555,605	620,601	1,076,638

Institutional Class:
Shares sold	3,649,780	111,127	–	–
Reinvested distributions	42,334	–	–	–
Shares repurchased	(192,725)	(370)	–	–

Net Increase in Capital Shares	3,499,389	110,757	–	–
Shares Outstanding, Beginning of Year	110,757	–	–	–

Shares Outstanding, End of Year	3,610,146	110,757	–	–

See Notes to Financial Statements.

26	www.browncapital.com

The Brown Capital Management Mutual Funds
Statements of Changes in Net Assets

	Mid-Cap Fund

	For the	For the
	Year Ended	Year Ended
	March 31, 2013	March 31, 2012

Operations:
Net investment loss	$(89,884)	$(157,047)
Net realized gain/(loss) from investments	(1,890,678)	1,631,614
Net change in unrealized appreciation/(depreciation) of investments	7,318,335	(473,025)

Net Increase in Net Assets Resulting from Operations	5,337,773	1,001,542

Distributions to Shareholders: (Note 4)
Net realized gains from investment transactions
Investor	(440,221)	(37,470)
Institutional	(556,678)	(1,526)

Net Decrease in Net Assets from Distributions	(996,899)	(38,996)

Capital Share Transactions:
Shares sold
Investor	7,434,577	24,716,453
Institutional	31,087,407	5,762,936
Reinvested dividends and distributions
Investor	422,068	32,094
Institutional	189,929	1,526
Shares repurchased
Investor	(19,501,544)	(12,603,770)
Institutional	(1,900,966)	(7,207)

Net Increase in Net Assets Resulting from Capital Share Transactions	17,731,471	17,902,032

Net Increase in Net Assets	22,072,345	18,864,578
Net Assets:
Beginning of Year	42,348,442	23,483,864

End of Year	$64,420,787	$42,348,442

Accumulated Net Investment Loss	$(78,612)	$(40,541)

Share Information:
Investor Class:
Shares sold	372,085	1,281,504
Reinvested distributions	21,457	1,815
Shares repurchased	(985,374)	(681,310)

Net Increase/(Decrease) in Capital Shares	(591,832)	602,009
Shares Outstanding, Beginning of Year	1,753,504	1,151,495

Shares Outstanding, End of Year	1,161,672	1,753,504

Institutional Class:
Shares sold	1,576,727	286,661
Reinvested distributions	9,636	86
Shares repurchased	(94,511)	(346)

Net Increase in Capital Shares	1,491,852	286,401
Shares Outstanding, Beginning of Year	286,401	–

Shares Outstanding, End of Year	1,778,253	286,401

See Notes to Financial Statements.

Annual Report | March 31, 2013	27

The Brown Capital Management Small Company Fund
Financial Highlights	For a share outstanding throughout each of the years presented.

	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
Investor Class	March 31, 2013		March 31, 2012(a)		March 31, 2011	March 31, 2010	March 31, 2009

Net Asset Value, Beginning of Year	$49.32		$47.88		$36.44	$23.71	$31.63

Income/(Loss) from Investment Operations:
Net Investment Loss	(0.07	)(b)	(0.31	)(b)	(0.23)	(0.16)	(0.15)
Net Realized and Unrealized Gain/(Loss) on Investments	9.47		1.75		11.86	12.89	(7.44)

Total from Investment Operations	9.40		1.44		11.63	12.73	(7.59)

Less Distributions:
Distributions (from capital gains)	(0.81)		–		(0.19)	–	(0.33)

Total Distributions	(0.81)		–		(0.19)	–	(0.33)

Net Asset Value, End of Year	$57.91		$49.32		$47.88	$36.44	$23.71

Total Return(c)	19.36%		3.01%		31.98%	53.69%	(24.00% )
Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$1,666,796		$1,457,641		$1,178,279	$756,245	$312,066
Average Net Assets for the Year (000s)	$1,391,562		$1,340,963		$854,095	$539,424	$317,926
Ratio of Expenses to Average Net Assets	1.27%	(d)	1.21%	(d)(e)	1.19%	1.21%	1.24%
Ratio of Net Investment Loss to Average Net Assets	(0.13%	)	(0.68%	)	(0.68% )	(0.63% )	(0.64% )
Portfolio Turnover Rate	15%		21%		7%	13%	8%

(a)	Prior to December 1, 2011 the Fund offered one class of shares, which was converted to Investor Shares on that date.
(b)	Calculated using average shares method.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.
(e)

During the year ended March 31, 2012 the Fund had a contractual administrative agreement for a portion of the year with the previous administrator in which the contractual fees were materially higher than the contractual fee arrangements with the current administrator.

See Notes to Financial Statements.

28	www.browncapital.com

The Brown Capital Management Small Company Fund
Financial Highlights	For a share outstanding throughout each of the years presented.

		For the
	For the	Period Ended
	Year Ended	March 31,
Institutional Class	March 31, 2013	2012(a)

Net Asset Value, Beginning of Period	$49.35	$43.19

Income/(Loss) from Investment Operations:
Net Investment Income/(Loss)	0.24 (b)	(0.08	)(b)
Net Realized and Unrealized Gain on Investments	9.28	6.24

Total from Investment Operations	9.52	6.16

Less Distributions:
Distributions (from capital gains)	(0.81)	–

Total Distributions	(0.81)	–

Net Asset Value, End of Period	$58.06	$49.35

Total Return(c)	19.59%	14.26%	(d)
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$209,600	$5,465
Average Net Assets for the Period (000s)	$85,751	$2,086
Ratio of Expenses to Average Net Assets	1.08%	1.21%	(e)(f)
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.47%	(0.59%	)(e)
Portfolio Turnover Rate	15%	21%	(d)(g)

(a)	The Fund began offering Institutional Class Shares on December 15, 2011.
(b)	Calculated using average shares method.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Not Annualized.
(e)	Annualized.
(f)

During the year ended March 31, 2012 the Fund had a contractual administrative agreement for a portion of the year with the previous administrator in which the contractual fees were materially higher than the contractual fee arrangements with the current administrator.

(g)	Portfolio turnover rate is calculated at the Fund level and represents the year ended March 31, 2012.

See Notes to Financial Statements.

Annual Report | March 31, 2013	29

The Brown Capital Management International Equity Fund
Financial Highlights	For a share outstanding throughout the periods presented.

	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
Investor Class	March 31, 2013		March 31, 2012(a)		March 31, 2011	March 31, 2010	March 31, 2009

Net Asset Value, Beginning of Year	$9.06		$10.02		$9.57	$5.99	$12.33

Income/(Loss) from Investment Operations:
Net Investment Income	0.10	(b)	0.04	(b)	0.05	0.01	0.12
Net Realized and Unrealized Gain/(Loss) on Investments	1.26		(0.88)		0.59	3.63	(5.75)

Total from Investment Operations	1.36		(0.84)		0.64	3.64	(5.63)

Less Distributions:
Dividends (from net investment income)	(0.07)		(0.12)		(0.19)	(0.06)	(0.12)
Distributions (from capital gains)	–		–		–	–	(0.59)

Total Distributions	(0.07)		(0.12)		(0.19)	(0.06)	(0.71)

Net Asset Value, End of Year	$10.35		$9.06		$10.02	$9.57	$5.99

Total Return(c)	15.03%		(8.22%	)	6.79%	61.09%	(46.39% )
Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$6,424		$9,758		$10,696	$12,811	$6,827
Average Net Assets for the Year (000s)	$7,307		$10,017		$11,461	$10,445	$10,248
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements	3.50%	(d)	3.02%	(d)(e)	2.91%	2.78%	2.85%
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements	2.00%	(d)	2.00%	(d)	2.00%	2.00%	2.00%
Ratio of Net Investment Income to Average Net Assets	1.13%		0.45%		0.48%	0.01%	1.32%
Portfolio Turnover Rate	10%		17%		28%	44%	46%

(a)	Prior to December 1, 2011 the Fund offered one class of shares, which was converted to Investor Shares on that date.
(b)	Calculated using average shares method.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.
(e)

During the year ended March 31, 2012 the Fund had a contractual administrative agreement for a portion of the year with the previous administrator in which the contractual fees were materially higher than the contractual fee arrangements with the current administrator.

See Notes to Financial Statements.

30	www.browncapital.com

The Brown Capital Management Mid-Cap Fund
Financial Highlights	For a share outstanding throughout the periods presented.

	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
Investor Class	March 31, 2013		March 31, 2012(a)		March 31, 2011	March 31, 2010	March 31, 2009

Net Asset Value, Beginning of Year	$20.76		$20.39		$15.71	$9.86	$12.95

Income/(Loss) from Investment Operations:
Net Investment Income/(Loss)	(0.06	)(b)	(0.10	)(b)	(0.06)	(0.06)	0.36
Net Realized and Unrealized Gain/(Loss) on Investments	1.52		0.49		4.81	5.91	(3.05)

Total from Investment Operations	1.46		0.39		4.75	5.85	(2.69)

Less Distributions:
Dividends (from net investment income)	–		–		–	–	(0.40)
Distributions (from capital gains)	(0.35)		(0.02)		(0.07)	–	–

Total Distributions	(0.35)		(0.02)		(0.07)	–	(0.40)

Net Asset Value, End of Year	$21.87		$20.76		$20.39	$15.71	$9.86

Total Return(c)	7.24%		1.94%		30.30%	59.33%	(20.80% )
Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$25,404		$36,400		$23,484	$10,118	$2,251
Average Net Assets for the Year (000s)	$25,883		$30,165		$12,678	$8,513	$2,509
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements	1.41%	(d)	1.63%	(d)(e)	2.03%	2.79%	4.16%
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements	1.15%	(d)	1.25%	(d)	1.30%	1.30%	1.30%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.32%	)	(0.52%	)	(0.54% )	(0.47% )	1.19%
Portfolio Turnover Rate	29%		18%		38%	35%	51%

(a)	Prior to December 1, 2011 the Fund offered one class of shares, which was converted to Investor Shares on that date.
(b)	Calculated using average shares method.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.
(e)

During the year ended March 31, 2012 the Fund had a contractual administrative agreement for a portion of the year with the previous administrator in which the contractual fees were materially higher than the contractual fee arrangements with the current administrator.

See Notes to Financial Statements.

Annual Report | March 31, 2013	31

The Brown Capital Management Mid-Cap Fund
Financial Highlights	For a share outstanding throughout the periods presented.

			For the
	For the		Period Ended
	Year Ended		March 31,
Institutional Class	March 31, 2013		2012(a)

Net Asset Value, Beginning of Period	$20.77		$17.52

Income/(Loss) from Investment Operations:
Net Investment Loss	(0.01	)(b)	(0.01	)(b)
Net Realized and Unrealized Gain on Investments	1.53		3.28

Total from Investment Operations	1.52		3.27

Less Distributions:
Distributions (from capital gains)	(0.35)		(0.02)

Total Distributions	(0.35)		(0.02)

Net Asset Value, End of Period	$21.94		$20.77

Total Return(c)	7.53%		18.70%	(d)
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$39,017		$5,948
Average Net Assets for the Period (000s)	$28,187		$1,884
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements	1.15%		1.42%	(e)(f)
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements	0.90%		0.90%	(e)
Ratio of Net Investment Loss to Average Net Assets	(0.03%	)	(0.12%	)(e)
Portfolio Turnover Rate	29%		18%	(d)(g)

(a)	The Fund began offering Institutional Class Shares on December 15, 2011.
(b)	Calculated using average shares method.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Not Annualized.
(e)	Annualized.
(f)

During the year ended March 31, 2012 the Fund had a contractual administrative agreement for a portion of the year with the previous administrator in which the contractual fees were materially higher than the contractual fee arrangements with the current administrator.

(g)	Portfolio turnover rate is calculated at the Fund level and represents the year ended March 31, 2012.

See Notes to Financial Statements.

32	www.browncapital.com

The Brown Capital Management Mutual Funds
Notes to Financial Statements	March 31, 2013

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Brown Capital Management Small Company Fund (“Small Company Fund”), The Brown Capital Management International Equity Fund (“International Equity Fund”), and The Brown Capital Management Mid-Cap Fund (“Mid-Cap Fund”) (each a “Fund” and collectively the “Funds”) are each a series portfolio of Brown Capital Management Mutual Funds (the “Trust”). The Trust is a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company. Each of the Funds in this report are classified as diversified companies as defined in the 1940 Act.

The primary investment objective of the Small Company Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The Small Company Fund seeks to achieve its investment objective principally through investments in equity securities of those companies with operating revenues of $250 million or less at the time of initial investment. Prior to December 1, 2011 the Fund offered one class of shares. On that date the share class of the Fund was converted to Investor Shares. On December 15, 2011 the Fund began to offer Institutional Shares.

The primary investment objective of the International Equity Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The International Equity Fund seeks to achieve its investment objective by investing in equity securities of non-U.S. based companies. Prior to December 1, 2011 the Fund offered one class of shares. On that date the share class of the Fund was converted to Investor Shares.

The primary investment objective of the Mid-Cap Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The Mid-Cap Fund seeks to achieve its investment objective by investing in a portfolio of equity securities of companies whose market capitalizations qualify them to be considered “mid-cap” companies. The Fund’s investment advisor considers a company to be a “mid-cap” company if it has, at the time of purchase by the Fund, a market capitalization within the range of market values of issuers included in the Russell Midcap® Growth Index. Prior to December 1, 2011 the Fund offered one class of shares. On that date the share class of the Fund was converted to Investor Shares. On December 15, 2011 the Fund began to offer Institutional Shares. Prior to December 31, 2008, the Mid-Cap Fund offered two classes of shares (Institutional Shares and Investor Shares). On that date, the Investor Shares were converted into a class of shares that was previously designated as “Institutional Shares” and subsequently re-designated, as of December 1, 2011, as the “Investor Class” shares.

Income, expenses (other than distribution and service fees, which were only attributable to the Investor Shares), and realized and unrealized gains or losses on investments and foreign currencies were allocated to each class of shares based upon its relative net assets.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation
The Funds’ investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Other securities that are traded in the domestic over-the-counter market and listed securities for which last sales price is available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trust’s Board of Trustees. Fair value pricing may be used, for example, in situations where (i) a security, such as a small-cap stock, mid-cap stock, or foreign security, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security prior to a Fund’s net asset value calculation; (iii) the exchange on which the security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to a Fund’s net asset value calculation. A security’s “fair value” price may differ from the price next available for that security using the Funds’ normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Fair Value Measurement
In accordance with GAAP, the Funds use a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Annual Report | March 31, 2013	33

The Brown Capital Management Mutual Funds
Notes to Financial Statements	March 31, 2013

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Funds to measure fair value during the year ended March 31, 2013 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds’ assets as of March 31, 2013:

Small Company Fund:
	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$1,794,992,852	$–	$–	$1,794,992,852
Short Term Investments	93,225,100	–	–	93,225,100

Total	$1,888,217,952	$–	$–	$1,888,217,952

International Equity Fund:
	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks
Hong Kong	$281,870	$–	$24,090	$305,960
All Other	5,833,353	–	–	5,833,353
Short Term Investments	258,272	–	–	258,272

Total	$6,373,495	$–	$24,090	$6,397,585

Mid-Cap Fund:
	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$63,125,681	$–	$–	$63,125,681
Short Term Investments	1,295,820	–	–	1,295,820

Total	$64,421,501	$–	$–	$64,421,501

*See Schedule of Investments for industry/country classifications

It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Brown Capital International Equity Fund
							Net change in unrealized appreciation included in the Statement of Operations attributable to Level 3 investments still held at March 31, 2013
			Change in
Investments			unrealized		Transfer
in Securities	Balance as of	Realized	appreciation/	Net	in/ or (out)	Balance as of
at value	March 31, 2012	gain/(loss)	(depreciation)	purchases/(sales)	of Level 3	March 31, 2013

Common Stocks	$–	$–	$–	$–	$24,090	$24,090	$9

TOTAL	$–	$–	$–	$–	$24,090	$24,090	$9

34	www.browncapital.com

The Brown Capital Management Mutual Funds
Notes to Financial Statements	March 31, 2013

Brown Capital International Equity Fund transferred one security from Level 2 to Level 3 because of a decrease in observable market activity and information. For the other Funds there were no securities classified as Level 3 securities during the period, thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used are not applicable for these Funds.

Foreign Currency Translation (International Equity Fund)
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign taxes withheld, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Affiliated Companies
If a Fund owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an “affiliate” of the Fund. As of and during the year ended March 31, 2013, the Small Company Fund owned 5% or more of the outstanding voting securities of the issuers identified in the table below and therefore those issuers are affiliates of that Fund for purposes of the 1940 Act.

							Realized
	Share Balance			Share Balance at	Market Value at		Gains
Security Name	at April 1, 2012	Purchases	Sales	March 31, 2013	March 31, 2013	Dividends	(Losses)

Abaxis, Inc.	1,608,344	–	(268,324)	1,340,020	$63,409,746	$1,608,344	$3,866,127
Accelrys, Inc.	3,084,414	–	–	3,084,414	30,103,881	–	–
American Software, Inc. - Class A	1,931,654	–	–	1,931,654	16,071,361	1,101,043	–
Cantel Medical Corp.	1,779,984	–	–	1,779,984	53,506,319	181,024	–
DTS, Inc.(a)	1,033,347	–	(134,302)	899,045	–	–	(3,060,527)
Dynamic Materials Corp.	966,278	–	–	966,278	16,813,237	154,604	–
IRIS International, Inc.	988,375	–	(988,375)	–	–	–	9,212,032
Kensey Nash Corp.	467,664	–	(467,664)	–	–	116,916	7,374,200
Manhattan Associates, Inc.	1,043,762	–	–	1,043,762	77,541,079	–	–
Measurement Specialties, Inc.	1,110,752	–	–	1,110,752	44,174,607	–	–
Medidata Solutions, Inc.	1,673,975	–	(194,281)	1,479,694	85,792,658	–	4,590,768
NIC, Inc.	3,167,630	779,936	–	3,947,566	75,635,364	923,599	–
Neogen Corp.	1,386,218	–	–	1,386,218	68,714,826	–	–
Netscout System	2,012,381	424,500	–	2,436,881	59,874,166	–	–
PROS Holdings, Inc.	2,022,964	–	–	2,022,964	54,963,932	–	–
Sun Hydraulics Corp.	1,611,027	134,609	(1)	1,745,635	56,750,594	2,506,941	(5)
Vocera Communications, Inc.	–	1,442,522	–	1,442,522	33,178,006	–	–

TOTAL	25,888,769	2,781,567	(2,052,947)	26,617,389	$736,529,776	$6,592,471	$21,982,595

(a) As of March 31, 2013 no longer an affiliate.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex–dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex–dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the high cost basis, which is the same basis used for federal income tax purposes.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general Trust expenses, which are allocated according to methods reviewed annually by the Trustees. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the

Annual Report | March 31, 2013	35

The Brown Capital Management Mutual Funds
Notes to Financial Statements	March 31, 2013

Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measurement. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Funds’ are charged to the operations of such class.

Dividend Distributions
Each of the Funds may declare and distribute dividends from net investment income (if any) annually. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex–date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

2. TRANSACTIONS WITH RELATED PARTIES AND OTHER SERVICE PROVIDERS

Advisor
Each Fund pays a monthly advisory fee to Brown Capital Management, LLC (the “Advisor”) based upon the average daily net assets of each Fund and is calculated at the following annual rates:

	Advisory Fees

Fund	Average Net Assets	Rate	Expense Limitation Ratio Advisory Fees Waived		Expenses Reimbursed

Small Company Fund	On all assets	1.00%	1.25%	$–	$–
International Equity Fund	First $100 million	1.00%	1.75%
	Over $100 million	0.75%		73,074	36,614
Mid–Cap Fund	On all assets	0.75%	0.90%	137,539	–

In the interest of limiting expenses of the Funds, the Advisor has entered into expense limitation agreements with the Trust, with respect to each of the Funds (“Expense Limitation Agreements”), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund’s business, and amounts, if any, payable under a Rule 12b–1 distribution plan) do not exceed certain limits, which are (at the time this report is being produced) for the Small Company Fund, the International Equity Fund and the Mid–Cap Fund, 1.25%, 1.75% and 0.90% of the average daily net assets of those Funds, respectively.

Each of the Funds may, at a later date, reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreements during any of the previous three (3) fiscal years, provided that the particular Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the particular Fund to exceed the percentage limits as described above. Consequently, no reimbursement by any of the Funds will be made unless: (i) the particular Fund’s assets exceed $20 million for the Small Company Fund and the International Equity Fund or $15 million for the Mid–Cap Fund; (ii) the particular Fund’s total annual expense ratio is less than the percentage described above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Fund	Expires March 31, 2014	Expires March 31, 2015	Expires March 31, 2016

International Equity Fund	$104,043	$101,934	$109,688
Mid-Cap Fund	92,688	117,638	137,539

36	www.browncapital.com

The Brown Capital Management Mutual Funds
Notes to Financial Statements	March 31, 2013

Administrator
ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) serves as the Trust’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement (“Administration Agreement”) with the Trust. As compensation for its services to the Trust, ALPS receives an annual administration fee based on the annual minimum fee of $281,000.

Compliance Services
ALPS provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a–1 under the 1940 Act. ALPS is compensated under the Administration Agreement for these services.

Transfer Agent
ALPS serves as transfer, dividend paying, and shareholder servicing agent for the Funds pursuant to a Transfer Agency and Services Agreement. ALPS is compensated under this agreement for these services.

Distributor
ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributors. The Distributor acts as an agent for the Funds and the distributor of their shares.

12b-1 Plan
Each Fund has adopted, with respect to its Investor Class shares, a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plans”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. Payments under a Plan are made to the distributor, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by the Mid-Cap Fund and the International Equity Fund under the Plan is 0.25% of average daily net assets for the year and 0.20% of average daily net assets for the Small Company Fund. The Plans are compensation plans, which means that payments are made to the distributor regardless of 12b-1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan, and the distributor is permitted to return the excess to the Advisor. It is also possible that 12b-1 expenses paid by the Advisor for a period will exceed the payments received by the Funds, in which case the Advisor may pay such excess expenses out of its own resources. The Plans require that the Distributor act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying distribution expenses on behalf of the Funds. The Funds’ Distributor verifies all payment amounts to be made to brokers that have properly executed dealer agreements with the Funds before such payments are made.

Legal Counsel to the Trust
The Law Offices of John H. Lively and Associates, Inc., a member firm of the 1940 Act Law Group, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is the owner of The Law Offices of John H. Lively & Associates, Inc., but he received no direct compensation from the Trust or the Funds for serving as an officer of the Trust.

Certain Trustees and officers of the Trust are also employees and/or officers of the Advisor.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended March 31, 2013, the aggregate cost of purchases and proceeds from sales of investment securities, excluding short–term securities, are shown in the following table.

Fund	Purchases of Securities	Proceeds From Sales of Securities

Small Company Fund	$314,275,251	$217,975,654
International Equity Fund	726,258	4,918,055
Mid-Cap Fund	32,364,022	14,938,852

4. FEDERAL INCOME TAX

Distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

As of and during the period ended March 31, 2013, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statue of limitations which is generally three years after the filing of the tax returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Annual Report | March 31, 2013	37

The Brown Capital Management Mutual Funds
Notes to Financial Statements	March 31, 2013

Reclassifications to paid-in capital relate primarily to differing book/tax treatment of ordinary net investment losses. For the fiscal year ended March 31, 2013, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

		Increase/(Decrease)	Accumulated Net
	Paid-in Capital	Net Investment Income	Realized Gain/(Loss)

Small Company Fund	$–	$4,233,717	$(4,233,717)
International Equity Fund	–	33,506	(33,506)
Mid-Cap Fund	(51,825)	51,813	12

Included in the amounts reclassified to paid-in capital was a net operating loss of $51,813 for Brown Capital Management Mid-Cap Fund.

At March 31, 2013, the tax–basis cost of investments were as follows:

		International Equity
	Small Company Fund	Fund	Mid-Cap Fund

Gross unrealized appreciation (excess of value over tax cost)	$741,635,009	$2,048,491	$14,612,624
Gross unrealized depreciation (excess of tax cost over value)	(32,078,542)	(238,887)	(2,015,509)
Net appreciation (depreciation) of foreign currency and derivatives	–	(1,290)	–

Net unrealized appreciation	$709,556,467	$1,808,314	$12,597,115

Cost of investments for income tax purposes	$1,178,661,485	$4,587,981	$51,824,386

At March 31, 2013, the tax–basis components of net assets were as follows:

		International Equity
	Small Company Fund	Fund	Mid-Cap Fund

Undistributed Ordinary Income	$5,124,126	$79,250	$–
Accumulated Capital Gain/(Losses)	27,521,829	(2,615,815)	(1,919,817)
Unrealized Appreciation	709,556,467	1,808,314	12,597,115
Other Cumulative Effect of Timing Differences	–	–	(78,612)

Total	$742,202,422	$(728,251)	$10,598,686

The difference between book–basis and tax–basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales, and passive foreign investment companies. Pursuant to federal income tax regulations applicable to investment companies, recognition of capital and ordinary losses on certain transactions is deferred until the subsequent tax year. As of March 31, 2013, there were no post-October capital loss deferrals on any of the Brown Capital Funds. Brown Capital Management Mid-Cap Fund elects to defer to the period ending March 31, 2014, late year ordinary losses in the amounts of $78,612.

Capital Loss Carryforwards – Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

Accumulated capital losses noted below represent pre-enactment net capital loss carryforwards, as of March 31, 2013, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the pre-enactment carryovers.

	Expiring in 2017	Expiring in 2018

Small Company Fund	$–	$–
International Equity Fund	1,235,307	806,096
Mid-Cap Fund	–	–

Brown Capital Management Mid-Cap Fund had post-enactment capital losses for short-term in the amount of $738,870 and long-term in the amount of $1,180,947. Brown Capital Management International Equity Fund had post-enactment capital losses for long-term in the amount of $574,412.

38	www.browncapital.com

The Brown Capital Management Mutual Funds
Notes to Financial Statements	March 31, 2013

Distributions during the fiscal year shown were characterized for tax purposes as follows:

	Small Company Fund		International Equity Fund		Mid-Cap Fund
Distributions Paid From:	2013	2012	2013	2012	2013	2012

Ordinary Income	$–	$–	$40,393	$140,078	$–	$–
Long-term capital gains	24,130,594	–	–	–	996,899	38,996

Total	$24,130,594	$–	$40,393	$140,078	$996,899	$38,996

5. COMMITMENTS AND CONTINGENCIES

Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with its vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect the risk of loss to be remote.

6. TRUSTEE AND OFFICER FEES

Officers of the Trust, except the Chief Compliance Officer and Trustees who are interested persons of the Trust, will receive no salary or fees from the Funds for their services to the Trust. As of March 31, 2013, there were three Trustees, two of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). Effective January 1, 2012, each Independent Trustee of the Trust receives a $16,000 annual retainer and a $1,500 per meeting fee. Prior to January 1, 2012, each Independent Trustee of the Trust received a fee of $2,000 each year plus $250 per series of the Trust per meeting attended. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

7. SUBSEQUENT EVENTS

The Funds evaluated subsequent events from March 31, 2013, the date of these financial statements, through the date these financial statements were issued and available. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

Annual Report | March 31, 2013	39

The Brown Capital Management Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brown Capital Management Mutual Funds and the Shareholders of The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund and The Brown Capital Management Mid-Cap Fund

We have audited the accompanying statements of assets and liabilities of The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund, each a series of shares of Brown Capital Management Mutual Funds (the "Funds"), including the schedules of investments, as of March 31, 2013, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2013 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund as of March 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years or periods presented in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 30, 2013

40	www.browncapital.com

The Brown Capital Management Mutual Funds
Additional Information (Unaudited)	March 31, 2013

1. PROXY VOTING POLICIES AND VOTING RECORD

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Funds’ Statement of Additional Information and are available, (1) without charge, upon request, by calling 1–800–773–3863 and (2) on the SEC’s website at http://ww.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12–month period ended June 30 will be available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N–Q. The Funds’ Forms N–Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. Additionally, you may obtain copies of the Funds’ form N–Q by calling the Funds at 1–800–773–3863. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1–800–SEC –0330, (1–800–732–0330).

3. APPROVAL OF ADVISORY AGREEMENT

Brown Capital Management, LLC (the “Advisor”) supervises the investments of The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund (collectively, the “Funds”) pursuant to an Investment Advisory Agreement (the “Agreement”) between the Advisor and the Trust. On March 21, 2013, the Board of Trustees (the “Board”) considered the approval of the continuation of the Agreement between the Trust and the Advisor on behalf of the Funds.

In considering whether to approve the Agreement with respect to the Funds, the Trustees considered numerous factors, including: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the investment performance of the Funds and the Advisor; (iii) the costs of the services to be provided and profits to be realized by the Advisor from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; (v) the Advisor’s practices regarding brokerage and portfolio transactions; and (vi) the Advisor’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and support provided to the Funds and their shareholders by the Advisor; (ii) assessments of the investment performance of the Fund by personnel of the Advisor; (iii) commentary on the reasons for the performance; (iv) presentations addressing the Advisor’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Funds and the Advisor; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Advisor; (vii) information on relevant developments in the mutual fund industry and how the Funds and/or the Advisor are responding to them; and (viii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Advisor, including financial information, a description of personnel and the services provided to the Funds, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Funds that was prepared by the Advisor and obtained from an independent third party ranking organization.; (iii) the anticipated effect of size on the Funds’ performance and expenses; and (iv) benefits to be realized by the Advisor from its relationship with the Funds. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of the Services Provided by the Advisor

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Agreement. The Trustees reviewed the services currently being provided by the Advisor to the Funds including, without limitation, the quality of its investment advisory services since each Fund’s commencement of operations (including research and recommendations with respect to portfolio securities); its procedures for formulating investment decisions and assuring compliance with each Fund’s investment objectives and limitations; and its efforts to promote the Funds and grow the Funds’ assets. The Trustees noted that certain employees of the Advisor served as officers of the Trust, including as a principal executive officer and principal financial officer, without additional compensation. The Trustees considered the coordination of services for the Funds among the Advisor and the service providers and the Independent Trustees. The Trustees noted the quality of the Advisor’s personnel and the commitment to enhance its resources and systems; and the continued cooperation with the Independent Trustees and Counsel for the Funds. The Trustees evaluated the Advisor’s personnel, including the education and experience of its

Annual Report | March 31, 2013	41

The Brown Capital Management Mutual Funds
Additional Information (Unaudited)	March 31, 2013

personnel. After reviewing the foregoing information and further information in the materials provided by the Advisor (including the Advisor’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Funds.

Investment Performance of the Funds and the Advisor

In considering the investment performance of the Funds and the Advisor, the Trustees compared the short and long-term performance of each Fund with the performance of its benchmark index, or indices, as applicable, comparable funds with similar objectives and size managed by other investment advisors, and comparable peer group indices (e.g., Morningstar category averages). The Trustees also considered the consistency of the Advisor’s management of each Fund with its investment objective and policies. The Trustees observed that the Small Company Fund generally outperformed its peers during the short-term and longer-term periods, and that it generally outperformed the indices for each of the covered periods. The Trustees observed that the Mid-Cap Fund underperformed the averages and medians of its peers and the applicable indices during one year period, but that it generally outperformed the averages and medians of its peers and the applicable indices during the three, five and since inception periods. The Trustees observed that the International Equity Fund had generally outperformed its peers and the applicable indices during the short-term, but its longer-term performance underperformed its peers and the applicable indices. Although not the determining factor in the Trustees’ considerations, this information assisted the Trustees in concluding to approve the Agreement by allowing them measure of how the Fund compares to other similar products and the markets generally. Generally, the performance data from the Peer Group was for periods ending December 31, 2012. After reviewing the investment performance of the Funds further, the Advisor’s experience managing the Funds and other advisory accounts, the Advisor’s historical investment performance, and other factors, the Board of Trustees concluded, in light of all the facts and circumstances, that the investment performance of each Fund and the Advisor was satisfactory.

Costs of the Services to be Provided and Profits to be Realized by the Advisor

In considering the costs of the services to be provided and profits to be realized by the Advisor from its relationship with the Funds, the Trustees considered the Advisor’s staffing, personnel, and methods of operating the Advisor’s compliance policies and procedures; the financial condition of the Advisor and the level of commitment to the Funds by the Advisor; the asset levels of the Funds; the overall expenses of the Funds in light of the expense limitation arrangements with the Advisor; and the nature and frequency of advisory fee payments. The Trustees reviewed the financial statements for the Advisor and considered the financial stability and profitability of the firm. The Trustees also considered potential benefits for the Advisor in managing the Funds, including the ability for the Advisor to place small accounts into the Funds. The Trustees then compared the fees and expenses of each Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, its style of investment management, and its size, among other factors. With respect to the Small Company Fund, the Trustees determined that the management fee was higher than the category average, but the overall expense ratio was below the category average. The Trustees expressed the view that the level of the expense ratio of the Small Company Fund was a reflection of the Advisor’s historical efforts to grow the Fund, as well as to manage the Fund in a manner that made it an attractive investment option. With respect to the Mid-Cap Fund, the Trustees determined that the management fee and expense ratio were slightly below (but generally comparable with) the category averages. With respect to the International Equity Fund, the Trustees determined that the management fee and expense ratio were each higher than the category average. Although not the determining factor in the Trustees’ considerations, this information assisted the Trustees in concluding to approve the Agreement by allowing them to observe how the Fund compares to other similar products. Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded, in light of all the facts and circumstances, that the fees to be paid to the Advisor by each Fund were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

Economies of Scale

In considering the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors, the Trustees considered that each Fund’s fee arrangements with the Advisor involved both the management fee and an expense limitation arrangement. For each of the Small Company Fund and the Mid-Cap Fund, the Trustees considered that, while the management fee would remain the same at all asset levels, the Fund’s shareholders benefited from economies of scale under the Funds’ agreements with service providers other than the Advisor. As a result, the Trustees concluded that the advisory fee of the Small Company Fund and the Mid-Cap Fund did not reflect economies of scale. For the International Equity Fund, the Trustees noted that the Fund utilizes breakpoints in its advisory fee schedule and determined that the Fund’s shareholders would benefit from economies of scale as the Fund grows. The Trustees observed that at its low asset levels, the advisory fee of the International Equity Fund did not, at this time, actually reflect those economies of scale. The Trustees also considered that the Mid-Cap and International Equity Funds would continue to benefit from their expense limitation arrangements until the Funds’ assets grew to a level where the Funds’ expenses fell below the cap set by the arrangement and the Advisor began receiving its full fee. The Trustees noted that the Small Company Fund was currently operating at very low expense levels and that, as a result, the expense limitation arrangement that was in place for that Fund did not actually provide any current benefits of economies of scale

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The Brown Capital Management Mutual Funds
Additional Information (Unaudited)	March 31, 2013

to the shareholders. Following further discussion of the Funds’ asset levels, expectations for growth, and fee levels, the Board of Trustees determined, in light of all the facts and circumstances, that each Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Advisor, and that each Fund’s expense limitation arrangement provided potential savings for the benefit of such Fund’s investors.

Advisor’s Practices Regarding Brokerage and Portfolio Transactions

In considering the Advisor’s practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor’s standards for seeking best execution for Fund portfolio transactions. The Trustees also considered the extent to which the Funds allocate portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars) to the Funds compared with broker-dealers who provide only execution services; the basis by which evaluations are made of the overall reasonableness of commissions paid; and the basis for selecting and evaluating the broker-dealers used. The Trustees then considered whether such services and soft dollars provide lawful and appropriate assistance to the Advisor in the performance of its investment decision-making responsibilities and the extent to which such services benefit other accounts, if any, advised by the Advisor. After further review and discussion, the Board of Trustees determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

Advisor’s Practices Regarding Possible Conflicts of Interest

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to each Fund; the basis for soft dollar payments with broker-dealers, including any broker-dealers affiliated with the Advisor; the basis of decisions to buy or sell securities for the Funds and the Advisor’s other accounts; the method for bunching portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. Following further consideration and discussion, the Board of Trustees indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

The Board then reflected on its in-person discussion with representatives of the Advisor earlier in the Meeting. Next, the Independent Trustees met in executive session to discuss the continuation of the Agreement. The officers of the Trust were excused during this discussion. Upon reconvening, it was the Board’s consensus (including a majority of the independent Trustees) that the fees to be paid to the Advisor, pursuant to the Agreement, were reasonable, that the overall arrangements provided under the terms of the Agreement were reasonable and within a range of what could have been negotiated at arms-length in light of all surrounding circumstances, including such services to be rendered and such other matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment.

4. TAX DESIGNATIONS

The Brown Capital Management International Equity Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2012:

Qualified Dividend Income: 100%
Dividend Received Deduction: 11.77%

In early 2013, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2012 via Form 1099. The Fund will notify shareholders in early 2014 of amounts paid to them by the Fund, if any, during the calendar year 2013.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Brown Capital Management Small Company Fund and the Brown Capital Management Mid-Cap Fund designated $24,130,594 and $996,899 respectively as long-term capital gain dividends.

The Brown Capital Management International Equity Fund designates foreign taxes paid in the amount of $12,828 and foreign source income in the amount of $194,129 for federal income tax purposes for the year ended March 31, 2013.

Annual Report | March 31, 2013	43

The Brown Capital Management Mutual Funds
Trustees and Officers (Unaudited)	March 31, 2013

The Trustees are responsible for the management and supervision of the Funds. The Trustees set broad policies for the Funds and choose the Funds’ officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Advisor and Funds; and oversee activities of the Funds. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds toll-free at 1-877-892-4226. The address of each Trustee and officer, is 1201 N. Calvert Street, Baltimore, Maryland 21202. The Independent Trustees received aggregate compensation of $22,000 ($7,333 from each Fund) during the fiscal year ended March 31, 2013 from the Funds for their services to the Funds and the Trust. The Interested Trustees and officers (other than the Chief Compliance Officer) did not receive compensation from the Funds for their services (as Interested Trustee or Officer, as applicable) to the Trust.

Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

Jack E. Brinson, 80	Trustee	Since 1990	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	3	Independent Trustee of the following: DGHM Investment Trust for the two series of that trust; Gardner Lewis Investment Trust for the two series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; Starboard Investment Trust for the eighteen series of that trust; Tilson Investment Trust for the two series of that trust; Previously, Independent Trustee of New Providence Investment Trust for its one series from 1999 to 2011 (registered investment company).

James H. Speed, Jr., 59	Trustee, Chairman	Since September 2002	President and CEO of NC Mutual Insurance Company (insurance company) since May 2003; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	3	Independent Trustee of Hillman Capital Management Investment Trust for its one series; Starboard Investment Trust for its eighteen series; and Tilson Investment Trust for the two series of that trust (all registered investment companies). Member of Board of Directors of M&F Bancorp, Inc. Member of the Board of Directors of NC Mutual Life Insurance Company. Previously Independent Trustee of New Providence Investment Trust for its one series from 2009 to 2011 (registered investment company).

Interested Trustees*

Keith A. Lee, 52	Trustee; President and Principal Executive Officer, the Funds	Trustee since June 2002; Vice President since 1992; Principal Executive Officer since 2002	President and Chief Operating Officer of Brown Capital Management, LLC (advisor of the Funds); previously Managing Director/Senior Portfolio Manager of Brown Capital Management, LLC.	3	None

* Basis of Interestedness: Mr. Lee is an Interested Trustee because he is an officer of Brown Capital Management, LLC, the advisor of the Funds.

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The Brown Capital Management Mutual Funds
Trustees and Officers (Unaudited)	March 31, 2013

Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Other Officers

Robert Young, 43	Vice President	Since 2011	Managing Director/Co-Director of Marketing, Brown Capital Management, LLC, April 1999 to present.	n/a	n/a

John H. Lively, 44	Secretary	Since 2011	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to present: Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to February 2010; Managing Attorney, Raymond James Financial (financial services), September 2005 to March 2007; Assistant General Counsel, AIM Investments (investment advisor), October 2000 to September 2005.	n/a	n/a

Cecil Flamer, 66	Treasurer, and Principal Financial Officer	Since 2011	Managing Director, Chief Administrative Officer, CPA, Brown Capital Management, LLC, July 2004 to present.	n/a	n/a

Julian G. Winters, 44	Chief Compliance Officer	Since 2004	Chief Compliance Officer to the Trust since 2004; Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007; previously, Vice President of Compliance Administration of The Nottingham Company.	n/a	n/a

Annual Report | March 31, 2013	45

Must be accompanied or preceded by a prospectus.
Funds distributed by ALPS Distributors, Inc. 1290 Broadway, Suite 1100, Denver, CO 80203

Item 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant had adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEOs or PFO during the period covered by this report. A copy of the Code is filed pursuant to Item 12(a)(1) below.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

As of the date of the report, March 31, 2013, the registrant’s audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees – Audit fees for the registrant for the fiscal years ended March 31, 2012 and March 31, 2013 are reflected in the table below. These amounts represent aggregate fees billed by the registrant’s independent accountant BBD, LLP (“Accountant”) in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings.

Fund	2012	2013
The Brown Capital Management Small Company Fund	$12,000	$13,500
The Brown Capital Management International Equity Fund	$12,000	$12,000
The Brown Capital Management Mid-Cap Fund	$12,000	$12,000
(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended March 31, 2012 and March 31, 2013 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in the fiscal years ended March 31, 2012 and March 31, 2013 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2012	2013
The Brown Capital Management Small Company Fund	$1,500	$1,500
The Brown Capital Management International Equity Fund	$1,500	$1,500
The Brown Capital Management Mid-Cap Fund	$1,500	$1,500
(d)	All Other Fees – There were no other fees billed by the Accountant, which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)
The registrant’s Board of Trustees pre-approved the engagement of the Accountant for each of the last two fiscal years at meetings of the audit committee of the Board of Trustees called for such purpose and will pre-approve any future engagements of the Accountant for each fiscal year thereafter at audit committee meetings called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the registrant for services rendered during the fiscal years ended March 31, 2012 and 2013 were $4,500 and $4,500, respectively. There were no non-audit fees billed by the Accountant for services rendered to the registrant’s investment advisers, or any other entity controlling, controlled by, or under common control with the registrant’s investment advisers.

(h)	Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.

None.

Item 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures (as required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Brown Capital Management Mutual Funds

By: (Signature and Title)	/s/ Keith A. Lee
Keith A. Lee
Trustee, President and Principal Executive Officer

Date: May 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Keith A. Lee
Keith A. Lee
Trustee, President and Principal Executive Officer
Brown Capital Management Mutual Funds

Date: May 30, 2013

By: (Signature and Title)	/s/ Cecil E. Flamer
Cecil E. Flamer
Treasurer and Principal Financial Officer
Brown Capital Management Mutual Funds

Date: May 30, 2013